MEMBERSHIP INTEREST PURCHASE AGREEMENT

This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), dated as of March 1, 2023, by and between LINICO CORPORATION, a Nevada corporation ("Seller"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation ("Purchaser").

Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller 100% of the membership interests in Aqua Metals Transfer, LLC, a Nevada limited liability company (the "Target"), to which Seller will cause a third party to convey certain assets, upon the terms and subject to the conditions of this Agreement.

Accordingly, the parties hereby agree as follows:

ARTICLE I

Purchase and Sale of Acquired Assets

SECTION 1.01 Purchase and Sale. (a) On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2.01), Seller shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from Seller, 100% of the outstanding limited-liability company membership interests in Target (the "Target Membership") for (i) an aggregate purchase price of $21,000,000 (the "Purchase Price"), payable as set forth in Section 2.02, and (ii) the assumption of the Assumed Liabilities (as defined in Section 1.03(a)). On or immediately prior to the Closing, Seller shall cause the following transactions (collectively, the "Restructuring") to occur: (i) Aqua Metals Reno Inc., a Delaware corporation (the "Current Owner"), shall form the Target as a wholly-owned subsidiary of the Current Owner; (ii) the Current Owner and Seller shall convey all of the rights, title, and interest in, to, and under the Acquired Assets (as defined in Section 1.02(a)) to the Target, as of the Closing; and (iii) the Current Owner shall assign, transfer, convey, and deliver to Seller, and Seller shall accept and acquire from the Current Owner, 100% of the Target Membership. The Restructuring, the purchase and sale of the Target Membership and the assumption of the Assumed Liabilities is referred to in this Agreement as the "Acquisition."

(b) At the Closing, Purchaser shall deliver $1,500,000 of the Purchase Price (the "Escrowed Funds") to SRS Acquiom (or such other party that is mutually acceptable to Purchaser and Seller, the "Indemnity Escrow Agent"). The Escrowed Funds shall be held for a period not to exceed eighteen (18) months following the Closing, invested and distributed pursuant to the terms and conditions of the Escrow Agreement dated the date hereof (the "Escrow Agreement") among Seller, Purchaser and the Indemnity Escrow Agent on the Closing. The Escrowed Funds, together with interest earned thereon as provided in the Escrow Agreement, shall be credited towards the Purchase Price at the Closing.

SECTION 1.02 Acquired Assets and Excluded Assets. (a) The term "Acquired Assets" means all the following assets of the Target as of the Closing and listed in Schedule 1.02(a):

(i) the real property located in Storey County, Nevada, described on Exhibit A hereto (the "Land") and having an address of 2500 Peru Drive, McCarran, NV, together with all listed real property, leaseholds, and other interests in real property, in each case together with the Target's right, title and interest in the building and improvements thereon and all other appurtenances thereto or fixtures located thereon, including without limitation water or water-related rights related to or appurtenant to the Land (the "Premises"), it being understood that Seller is currently only entitled to acquire the Premises pursuant to that certain Industrial Lease dated as of February 15, 2021 (the "Lease"), by and between Seller and the Current Owner (such right to acquire the Premises, the "Underlying Acquisition"), and it being understood that Seller intends to consummate the Restructuring in lieu of consummating the Underlying Acquisition; and

(ii) all listed Permits (as defined in Section 3.09) of Seller.

(b) The term "Excluded Assets" means:

(i) all assets other than the Acquired Assets, including without limitation, all rights of Seller under this Agreement and the other agreements and instruments executed and delivered in connection with this Agreement (the "Ancillary Agreements").

SECTION 1.03 Assumption of Certain Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, Purchaser shall assume, effective as of the Closing, and from and after the Closing Purchaser shall pay, perform, and discharge when due, all the liabilities, obligations, and commitments of Seller arising from or related to the Acquired Assets to the extent such liabilities, obligations, and commitments relate to the period from and after the Closing (the "Assumed Liabilities").

(b) Notwithstanding, any other provision of this Agreement, Purchaser shall not assume any liabilities, obligations, and commitments of Seller other than those described in Section 1.03(a), each of which shall be retained and paid, performed and discharged when due by Seller (such retained liabilities, the "Excluded Liabilities").

(c) Seller represents that through Purchaser's acquisition of the Target Membership, Purchaser will acquire, indirectly, the Acquired Assets free and clear of all liabilities, obligations, and commitments of Seller, other than the Assumed Liabilities, and free and clear of all all mortgages, liens, security interests, charges, easements, leases, subleases, covenants, rights of way, options, claims, restrictions or encumbrances of any kind (collectively, "Liens"), other than Permitted Liens (as defined in Section 3.07) and Liens to be released by creditors of the Current Owner upon receipt of a portion of the Purchase Price.

ARTICLE II

The Closing

SECTION 2.01 Closing Date. The closing of the Acquisition (the "Closing") shall take place at the offices of Transaction Escrow Agent, on or before March 31, 2023, or at such other place, time, and date as shall be mutually agreed between Seller and Purchaser. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

SECTION 2.02 Transactions To Be Effected at the Closing. At the Closing:

(a) Prior to or simultaneously with the Closing, Seller shall cause Target to acquire the Premises from the Current Owner pursuant to the Restructuring. If Seller acquires the Premises, it will promptly convey the Premises and the other Acquired Assets to Target. In connection with the Restructuring, on the Closing, Seller shall cause the Current Owner to deliver to First American Title Company of Nevada ("Transaction Escrow Agent") such appropriately executed deeds (in recordable form), bills of sale, assignments, and other instruments of transfer relating to the transfer of the Acquired Assets to Target and the Current Owner shall execute and deliver an assignment of the Target Membership to Seller, in form and substance reasonably satisfactory to Purchaser and its counsel; and

(b) Purchaser will deliver the Purchase Price to Transaction Escrow Agent and, upon satisfaction of all conditions to close, shall direct Transaction Escrow Agent to disburse the Purchase Price by wire transfer of immediately available funds in the following order (i) the Escrowed Funds shall be delivered to the Indemnity Escrow Agent, to be disbursed as provided in an Escrow Agreement, executed as of the Closing by Purchaser, Seller and the Indemnity Escrow Agent, (ii) $6,000,000 of principal plus accrued but unpaid interest, on behalf of the Current Owner, to Summit Investment Services, LLC, a Nevada limited liability company as to an undivided 90.8334% interest, Darren Mcbride, Trustee of the Arduino 1 Trust, U/A Dated April 25, 2022, as to an undivided 8.3333% interest and Jason Yelowitz, Trustee of the Jason Yelowitz 2006 Trust, Dated March 31, 2006, as to an undivided .8333% interest, in a loan made to the Current Owner, (iii) $247,716.80 to Dickson Commercial Group, Inc. on behalf of the Current Owner, (iv) $5,752,283.20 less any interest paid to the creditors referenced in clause (ii) above to the Current Owner, by wire transfer to a bank account designated in writing by the Current Owner, which together with the amounts specified in clause (ii) and clause (iii) shall constitute full satisfaction of the amounts owed by Seller with regard to the Underlying Acquisition, (v) $100,000 to Seller for the reimbursement of expenses incurred in connection with the transactions contemplated by this Agreement for which Seller has provided reasonable documentary evidence to Purchaser, and (vi) $884,250.00 to Aqua Metals, Inc., a Delaware corporation ("AQMS"), and $6,615,750.00 to Comstock Inc., a Nevada corporation ("LODE"), by wire transfer to a bank account designated in writing by AQMS and LODE, respectively (such amounts collectively, as the same may be proportionately be adjusted pursuant to Section 2.04, the "Seller Amount").

SECTION 2.03 Risk of Loss. Until the Closing, any loss of or damage to the Acquired Assets from fire, casualty or any other occurrence not covered by insurance payable to Purchaser shall be the sole responsibility of Seller.

SECTION 2.04 Closing Costs. Each party will be responsible for the cost of such party's legal, accounting, and other costs, other than as expressly set forth herein. Seller and Purchaser will share the costs of real property transfer taxes (if any). Purchaser will be

responsible the costs of the Transaction Escrow Agent and the Indemnity Escrow Agent. Seller will be responsible for the cost of an ALTA Standard Coverage policy of title insurance in the amount allocable to the real estate and recording and filing fees for all conveyance documents (e.g., a deed to Target), in an amount not to exceed $25,000 (with Purchaser paying any costs in excess of $25,000). If Purchaser desires an ALTA Extended Coverage policy of title insurance, Purchaser will be responsible for the difference in cost between such Extended Coverage policy and that of the Standard Coverage policy. Seller will be responsible for any and all liabilities, obligations, and expenses related to the Acquired Assets relating to a period prior to the Closing Date (other than any such items that constitute Assumed Liabilities), and Purchaser will be responsible for all such items relating to the period beginning on the Closing Date (other than any such items that constitute Excluded Liabilities). Real estate taxes and other taxes, charges, and assessments that cover a period including the Closing Date will be prorated and the Seller Amount will be adjusted to account for such prorations, it being understood that the Current Owner has already paid $17,054.64 for such taxes payable for the period from January 2, 2023 to March 6, 2023, and accordingly, if the Closing Date occurs prior to March 6, 2023, the Seller Amount shall be increased by a prorated portion of the payment made by the Current Owner on or prior to January 2, 2023. Utility expenses will not be prorated and the parties will cooperate to cause all applicable utilities to be placed in Target's name effective on the Closing date. All other closing costs will be paid in accordance with the custom and practice for real estate transactions taking place in northern Nevada.

ARTICLE III

Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

SECTION 3.01 Organization, Standing, and Power. Seller is duly incorporated, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 3.02 Authority Execution and Delivery: Enforceability. Seller has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Seller of each of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Seller has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.03 Formation and Ownership of Target. The Current Owner formed Target as a single-member, Nevada limited liability company. As of the Closing, after giving effect to the Restructuring, Seller will be the sole owner of Target. As of Closing, Target will have had no business activity of any kind other than the Restructuring.

SECTION 3.04 No Conflicts: Consents. None of (a) The execution and delivery by Seller of this Agreement; (b) the execution and delivery by Seller of each Ancillary Agreement to which it is, or is specified to be, a party; (c) consummation of the Acquisition and the other transactions contemplated hereby and thereby, nor (d) compliance by Seller with the terms hereof and thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the Acquired Assets under, any provision of (i) the certificate of incorporation or by-laws of Seller, (ii) any Contract to which Seller is a party or by which any of the Acquired Assets is bound or (iii) any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or regulation ("Applicable Law") applicable to Seller or the Acquired Assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to a material adverse effect on (y) the Acquired Assets, or (z) the ability of Seller to consummate the Acquisition and the other transactions contemplated hereby (a "Seller Material Adverse Effect"). No consent, approval, license, permit, order, or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local, or foreign government or any court of competent jurisdiction, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required to be obtained or made by or with respect to Seller in connection with the execution, delivery, and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

SECTION 3.05 Underlying Acquisition. Seller has performed all material obligations required to be performed by Seller under the Lease, and Seller is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of Seller, the Current Owner is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. Seller has not received any notice, nor does it have any knowledge, of the intention of the Current Owner to terminate the Lease.

SECTION 3.06 [Intentionally omitted].

SECTION 3.07 Real Property. Seller has good and valid title to the leasehold interest presently owned in the Premises, and, at the Closing will convey or will cause to be conveyed to Purchaser, good and insurable fee title to the Premises, free and clear of all Liens, except (i) such as are set forth in Schedule 3.07, (ii) easements, covenants, rights-of-way and other similar restrictions of record, (iii) any conditions that may be shown by a current, accurate survey or physical inspection of the Premises made prior to Closing and (iv) (A) zoning, building and other similar restrictions and (B) unrecorded easements, covenants,

rights-of-way, and other similar restrictions (the Liens described in clauses (i) through (iv) above are referred to collectively as "Permitted Liens"). None of the items set forth in clause (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected materially to impair, the continued use and operation of the Premises as presently conducted and do not constitute monetary encumbrances.

SECTION 3.08 [Intentionally omitted].

SECTION 3.09 Permits. Schedule 3.09 sets forth all material certificates, licenses, permits, authorizations and approvals, subject to the removal of proprietary information of the Seller and its partners ("Permits") issued or granted to Seller by Governmental Entities that relate to the Premises. Except as set forth in Schedule 3.09, (i) all such Permits are validly held by Seller, and Seller has complied in all material respects with all terms and conditions thereof, (ii) during the past two years, Seller has not received notice of (nor does it have any knowledge of) any Proceedings relating to the revocation or modification of any such Permits, and (iii) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition.

SECTION 3.10 Environmental Matters. Seller has provided Purchaser with certain environmental reports relating to the Premises, which reports are identified in Schedule 3.10 (the "Environmental Reports"). Except as set forth in the Environmental Reports, Seller has not received any written communication from a Governmental Entity that alleges that any activity on the Premises is not in compliance in any material respect with any Environmental Law, (ii) Seller holds, and is in compliance with, all material Permits under the Environmental Laws (as defined below) required to conduct the activities conducted by Seller to date on the Premises and Seller's activities on the Premises are in material compliance with all Environmental Laws, (iii) Seller has no knowledge of any environmental reports, audits, data, and other information, other than those set forth in Schedule 3.10, that disclose material environmental liabilities and (iv) Seller has not entered into or agreed to any court decree or order and are not subject to any Judgment relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Materials (as defined below) under any Environmental Law. Except as set forth in Schedule 3.10, there are no aboveground or underground storage tanks on or under the Premises and Seller has no knowledge that either has ever existed on the Premises. The term "Environmental Laws" means any and all Applicable Laws, Judgments and Permits issued, promulgated or entered into by any Governmental Entity, relating to the environment, preservation or reclamation of natural resources, or to the management, Release (as such term is defined below) or threatened Release of Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et see,. ("CERCLA"), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. §§ 7401 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6902-6992k, the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq; the Safe Drinking Water Act of 1974, as

amended, 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq, in each case, as amended, and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder. The term "Hazardous Materials" means all explosive or regulated radioactive materials or substances, hazardous or toxic substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, and all other materials or chemicals regulated pursuant to any Environmental Law, including materials listed in 49 C.F.R. § 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA. The term "Release" means any spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, emanation, or migration of any Hazardous Materials in, into, onto, or through the environment (including ambient air, surface water, ground water, soils, land surface, subsurface strata, or workplace).

SECTION 3.11 Transformers. Seller has never installed or used any transformer on the Premises that contained polychlorinated biphenyls' compounds, and to Seller's knowledge, there are no and never have been any polychlorinated biphenyls' compounds stored or used on the Premises.

SECTION 3.12 Asbestos. Seller has not installed or stored, and has no knowledge of the use, installation or storage, of asbestos, asbestos containing material, compounds or lead based paint on or at the Premises.

SECTION 3.13 Mechanic's Liens. No labor has been performed or material furnished for the Premises or any part thereof for which a mechanic's or materialman's lien or liens, or any other lien, can be claimed by any person or entity, for which Seller has not heretofore fully paid or will have paid by the Closing.

SECTION 3.14 Utilities. All water, sewer, electric and telephone facilities and all other utilities required for the use and operation of the Premises as conducted by Seller to date ("Seller's Activities") are installed at the Premises and duly connected and can be used in such manner without charge except the normal and usual nondiscriminatory utilities charges. The utilities presently connected to the Premises are adequate to service Seller's Activities.

SECTION 3.15 Condition of Premises. Other than as set forth on Schedule 3.15, to Seller's knowledge: (a) the Acquired Assets are in good working condition; and (b) the buildings and improvements included in the Premises were constructed in a good, workmanlike manner and in compliance with all applicable laws, rules and regulations of and with all applicable covenants, conditions, and restrictions and the building and improvements included in the Premises and all parts thereof are structurally safe and sound. Such building and improvements have been maintained to the date hereof and are in good condition except for ordinary wear and tear. All such wear and tear is patent and, Seller has no knowledge that there are any structural or latent defects in such building or improvements. Since December 1, 2022, Seller has conducted its business in the ordinary course, consistent with past practice, including without limitation, reasonably diligent maintenance of the Acquired Assets.

SECTION 3.16 Condemnation. Seller has received no notice and has no knowledge of: (a) any condemnation or zoning proceedings, (b) any plan, study, or effort, which would affect the use and operation of the Premises for its intended purpose.

SECTION 3.17 Zoning; CC&Rs. Seller has received no notice and has no knowledge that the Premises or Seller's Activities thereon are in violation of any zoning laws or regulations or any covenants, conditions, or restrictions affecting the Premises.

SECTION 3.18 Judgments. To Seller's knowledge, no judgment, order, injunction, decree, or ruling of any court or governmental authority exists by which Seller, the Premises or Seller's Activities are bound, or to which any of them are subject, which in any manner affects ownership or operation of the Premises.

SECTION 3.19 Investigation Materials. Seller has provided Purchaser with originals or copies of any and all leases, records, maps, surveys, test reports, environmental assessments, engineering studies, repair records, warranties, and all other documents and materials in Seller's possession or control relating to the Acquired Assets. Other than as previously disclosed to Buyer in writing through these documents or other written disclosure, and pursuant to Section 3.15, Seller has no knowledge of any material defects or flaws in the building, the equipment, or the other Acquired Assets.

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller, as of the date of this Agreement, as follows:

SECTION 4.01 Organization. Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 4.02 Authority; Execution and Delivery; and Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.03 No Conflicts; Consents. The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by Purchaser of each Ancillary

Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Purchaser with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its subsidiaries under, any provision of (i) the certificate of incorporation or by-laws of the Purchaser or any of its subsidiaries, (ii) any Contract to which Purchaser or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Purchaser or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse on the ability of Purchaser to consummate the Acquisition and the other transactions contemplated hereby (a "Purchaser Material Adverse Effect"). No Consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Exchange Act.

SECTION 4.04 Availability of Funds. Purchaser has cash available or has existing borrowing facilities that are sufficient to enable it to consummate the Acquisition.

SECTION 4.05 Securities Law Representations.

(a) Securities Act of 1933. The Purchaser understands that the Target Membership has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption therefrom and that the Target Membership must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Target and its counsel, that such registration is not required. The Purchaser acknowledges that the Target has no obligation to register or qualify the Target Membership.

(b) Investment Purpose. The Purchaser is acquiring and will hold the Target Membership for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(c) Securities Exchange Act of 1934. The Purchaser will not sell, transfer or otherwise dispose of the Target Membership in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder.

(d) Adequate Information. The Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Target Membership, and the Purchaser has had an opportunity to ask questions and receive answers from the Seller regarding the terms and conditions of the issuance of the Target Membership. The Purchaser further represents that the Purchaser has such knowledge and

experience in financial and business matters that the Purchaser is capable of evaluating the merits and risk of this investment.

(e) Risk of Loss. The Purchaser is aware that its investment in the Target is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser acknowledges that this Agreement can have material income tax consequences for the Purchaser, but neither Seller nor the Target has rendered any tax advice to Purchaser.

(f) Accredited Investor. The Purchaser qualifies as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

(g) No "Bad Actor" Disqualification. The Purchaser represents and warrants that neither the Purchaser nor any person who controls the Purchaser is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act.

ARTICLE V

Covenants

SECTION 5.01 Access to Information. Seller shall afford to Purchaser and its accountants, counsel, and other representatives reasonable access, upon reasonable notice during normal business hours during the period prior to the Closing, to all the personnel, properties, books, contracts, and records of Seller related to the Acquired Assets (other than the Excluded Assets), and during such period shall furnish promptly to Purchaser any information concerning the Acquired Assets as Purchaser may reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of Seller.

SECTION 5.02 Brokers or Finders. Each of Purchaser and Seller represent, as to itself and its affiliates, that no agent, broker, investment banker, or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 5.03 Post-Closing Cooperation. (a) Purchaser and Seller shall cooperate with each other, and shall cause their officers, employees, agents, and representatives to cooperate with each other, for a period of 180 days after the Closing to ensure the orderly transition of the Target Membership and, indirectly, the Acquired Assets from Seller to Purchaser and to minimize any disruption that might result from the transactions contemplated hereby. After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other and their employees, counsel, and representatives access, during normal business-hours, to such information and assistance relating to the Acquired Assets (to the extent within the control of such party) as is reasonably necessary.

(b) After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance (to the extent within the control of such party) relating to Target, the Target Membership and the Acquired Assets (including, access to books and records) as is reasonably

necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any claim, suit or proceeding related to any Tax return. Purchaser shall retain the books and records of Seller included in the Acquired Assets for a period of seven years after the Closing.

(c) Each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 5.03. Neither party shall be required by this Section 5.03 to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations.

SECTION 5.04 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of Seller and Purchaser may make internal announcements to their respective employees that are consistent with the parties' prior public disclosures regarding the transactions contemplated hereby after reasonable prior notice to and consultation with the other.

SECTION 5.05 Bulk Transfer Laws. Purchaser hereby waives compliance by Seller with the provisions of any so-called "bulk transfer law" of any jurisdiction in connection with the sale of the Acquired Assets to Purchaser.

SECTION 5.06 Further Assurances. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (at the expense of the requesting party), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, in the case of Seller , executing and delivering to Purchaser such assignments, deeds, bills of sale, consents, and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose.

SECTION 5.07 Purchase Price Allocation. On or prior to the Closing Date, Seller and Purchaser shall mutually agree on an allocation of the Purchase Price among the Acquired Assets according to the relative fair market values of such assets on the Closing Date. If Seller and Purchaser are unable to agree on such fair market values, Seller and Purchaser shall elect an independent appraisal firm to determine such values. The conclusions of such appraisal firm shall be conclusive and binding. The fees and expenses of such appraisal firm shall be shared equally by Seller and Purchaser.

ARTICLE VI

Conditions Precedent

SECTION 6.01 Conditions to Each Party's Obligation. The obligation of Purchaser to purchase and pay for the Acquired Assets and the obligation of Seller to sell the Acquired Assets to Purchaser is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

(a) No Injunctions or Restraints. No Applicable Law or Injunction enacted, entered, promulgated, enforced, or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

SECTION 6.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase and pay for the Acquired Assets is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Seller in this Agreement and the Ancillary Agreements that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect. Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing, and Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(c) Absence of Proceedings. There shall not be pending or threatened Proceeding, by any Governmental Entity or by any other person that has a reasonable likelihood of success, (i) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Purchaser or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Purchaser and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by Purchaser or any of its subsidiaries of any material portion of the business or assets of Purchaser or any of its subsidiaries, or to compel Purchaser or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Purchaser or any of its subsidiaries, in each case as a result of the Acquisition or any of the other transactions contemplated by this Agreement, or (iii) seeking to impose limitations on ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Acquired Assets.

(d) Title Insurance and Survey. Purchaser or Target (at Purchaser's option) shall have received at Purchaser's option, either (i) an ALTA Owner's Standard Coverage Title Insurance Policy; or (ii) an ALTA Extended Coverage Title Insurance Policy with respect to the Premises, issued by a nationally recognized title insurance company, insuring Purchaser in such amounts and together with such endorsements as Purchaser shall reasonably require (all such

endorsements to be paid for by Purchaser unless otherwise agreed between the parties). Such title insurance policy shall insure fee simple title to the Premises, free and clear of all Liens and other matters other than those permitted by Section 3.07.

(e) Transfer Taxes. Seller (or the Current Owner) shall have prepared, executed and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Seller prior to Closing.

(f) Consents. Purchaser shall have received written consents from all third parties necessary or appropriate to effect the Acquisition, other than such consents the absence of which, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

(g) Due Diligence. Purchaser shall have determined in its sole discretion that the Acquired Assets are suitable for Purchaser's intended purpose.

SECTION 6.03 Conditions to Obligation of Seller. The obligation of Seller to sell, assign, convey, and deliver the Acquired Assets is subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser made in this Agreement and the Ancillary Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Purchaser Material Adverse Effect. Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(c) Transfer Taxes. Purchaser shall have prepared, executed, and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Purchaser prior to Closing.

(d) Absence of Proceedings. There shall not be pending or threatened any Proceeding by any Governmental Entity or by any other person that has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Seller or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Seller and its subsidiaries taken as whole.

SECTION 6.04 Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur.

SECTION 6.05 Effect of Certain Waivers of Closing Conditions. If prior to the Closing any party (the "waiving party") has knowledge of any breach by any other party of any representation, warranty, or covenant contained in this Agreement or any Ancillary Agreement, and such other party acknowledges in writing that the effect of such breach is a failure of any condition to the waiving party's obligations set forth in this Article VI and the waiving party proceeds with the Closing, the waiving party shall be deemed to have waived such breach and the waiving party and its successors, assigns, and affiliates shall not be entitled to be indemnified pursuant to Article VIII, to sue for damages or to assert any other right or remedy for any losses arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE VII

Termination. Amendment and Waiver

SECTION 7.01 Termination. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i) by mutual written consent of Seller and Purchaser;

(ii) by Seller if any of the conditions set forth in Sections 6.01 or 6.03 shall have become incapable of fulfillment, and shall not have been waived by Seller;

(iii) by Purchaser if any of the conditions set forth in Sections 6.01 or 6.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser; or

(iv) by Seller or Purchaser, if the Closing does not occur on or prior to March 31, 2023;

provided, however, that the party seeking termination pursuant to clause (ii), (iii) or (iv) is not then in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

(b) In the event of termination by Seller or Purchaser pursuant to this Section 7.01, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

(i) Purchaser shall return all documents and other material received from Seller relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Seller, and

(ii) all confidential information received by Purchaser with respect to the business of Seller shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

SECTION 7.02 Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 7.01, this Agreement shall become null and void and of no further force and effect. Nothing in this Section 7.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

SECTION 7.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or Seller, on the other hand, may waive compliance by the other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

ARTICLE VIII

Indemnification

SECTION 8.01 Indemnification by Seller. (a) From and after the Closing, Seller shall indemnify Purchaser and its affiliates and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and hold them harmless from, any loss, liability, claim, damage, or expense (including reasonable legal fees and expenses) ("Losses"), as incurred (payable promptly upon written request), to the extent arising from:

(i) any breach as of the Closing Date of any representation or warranty of Seller that survives the Closing and is contained in this Agreement or in any Ancillary Agreement (it being agreed and acknowledged by the parties that for purposes of Purchaser's right to indemnification pursuant to this Section 8.01 the representations and warranties of Seller shall be deemed not qualified by any references therein to materiality generally or to whether or not any breach results or may result in a Seller Material Adverse Effect);

(ii) actions necessary (as determined in Purchaser's reasonable discretion) to protect the health and safety of Purchaser's employees, agents, invitees and guests related to environmental conditions at the Premises existing as of the Closing, including without limitation any of the matters listed on Exhibit 8.01(a)(ii);

(iii) any breach of any covenant of Seller that survives the Closing and contained in this Agreement or in any Ancillary Agreement requiring performance after the Closing Date;

(iv) any Excluded Liability; and

(v) any fees, expenses or other payments incurred or owed by Seller to any brokers, financial advisors or comparable other persons retained or employed by it in connection with the transactions contemplated by this Agreement.

(b) Seller shall not be required to indemnify any person, and shall not have any liability under clauses (i), (ii) and (iii) of Section 8.01(a) in excess of the Escrowed Funds (it being understood that the funds held in the Escrow Account shall be the source of funding for any such indemnification claim), except that the limitation set forth in this Section 8.01(b) shall not apply to any claim for indemnification arising out of fraud or a breach of Section 3.01, 3.02, 3.03, 3.04 and 3.07 (collectively, the "Fundamental Representations"). The maximum aggregate liability for indemnification claims payable by Seller with respect to a breach of the Fundamental Representations shall be the Purchase Price.

(c) Except as otherwise specifically provided in this Agreement or in any Ancillary Agreement, Purchaser acknowledges that its sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement and the Ancillary Agreements, the Acquisition and the other transactions contemplated hereby and thereby, the Seller and its assets and liabilities (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VIII. In furtherance of the foregoing, Purchaser hereby waives, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) for damages it may have against Seller arising under or based upon this Agreement, any Ancillary Agreement, any document or certificate delivered in connection herewith, any Applicable Law (including any relating to environmental matters), common law or otherwise (except pursuant to the indemnification provisions set forth in this Section 8.01).

SECTION 8.02 Indemnification by Purchaser. From and after the Closing, Purchaser shall indemnify Seller, its affiliates, and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and agrees to hold them harmless from, any Loss, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to (i) any breach as of the Closing Date of any representation or warranty of Purchaser contained in this Agreement or in any Ancillary Agreement, (ii) any breach of any covenant of Purchaser contained in this Agreement or in any Ancillary Agreement, (iii) any Assumed Liability or (iv) any fees, expenses or other payments incurred or owed by Purchaser to any brokers, financial advisors or other comparable persons retained or employed by it in connection with the transactions contemplated by this Agreement or by any Ancillary Agreement.

SECTION 8.03 Calculation of Losses. The amount of any Loss for which indemnification is provided under this Article VIII shall be net of any amounts actually recovered or recoverable by the indemnified party under insurance policies with respect to such Loss and shall be (i) increased to take account of any net Tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the indemnified party arising from the incurrence or payment of any such Loss. In computing

the amount of any such Tax cost or Tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

SECTION 8.04 Termination of Indemnification. The obligations to indemnify and hold harmless any party, (i) pursuant to Section 8.01(a)(i) or 8.02(i), shall terminate when the applicable representation or warranty terminates pursuant to Section 8.06 and (ii) pursuant to the other clauses of Sections 8.01 and 8.02 shall survive the Closing indefinitely; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) pursuant to Section 8.05 to the party to be providing the indemnification.

SECTION 8.05 Procedures. (a) Third Party Claims. In order for a party (the "indemnified party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim") such indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim within 10 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure and except that the indemnifying party shall not be liable for any expenses incurred during the period in which the indemnified party failed to give such notice). Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days' time after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

(b) Assumption. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that such counsel is not reasonably objected to by the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the indemnifying party)), at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the Third Party Claim as provided above). If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the

indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction, or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

(c) Other Claims. In the event any indemnified party should have a claim against any indemnifying party under Section 8.01 or 8.02 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. Subject to Sections 8.04 and 8.06, the failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 8.01 or 8.02, except to the extent that the indemnifying party demonstrates that it has been prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 10 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.01 or 8.02, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.01 or 8.02 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.

(d) Mitigation. Purchaser and Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonably efforts to mitigate or resolve any such claim or liability; provided, however, that such party shall not be required to make such efforts if they would be detrimental in any material respect to such party. In the event that Purchaser or Seller shall fall to make such commercially reasonably efforts to mitigate or resolve any claim or liability, then (unless the proviso to the foregoing sentence shall be applicable) notwithstanding anything else to the contrary contained herein, the other party shall not be required to indemnify any person for any loss, liability, claim, damage or expense

that could reasonably be expected to have been avoided if Purchaser or Seller, as the case may be, had made such efforts.

SECTION 8.06 Survival of Representations and Covenants.(a) The representations, warranties, covenants, and agreements contained in this Agreement and in any document delivered in connection herewith shall survive the Closing solely for purposes of this Article VIII as follows:

(i) the representations and warranties in Article III shall survive for eighteen (18) months following the Closing, except with respect to claims of fraud or intentional misrepresentation, which will survive for three (3) years following the date Purchaser either discovers or in the exercise of reasonable diligence, should have discovered, such fraud or intentional misrepresentations; and

(ii) the covenants in Article V shall survive for one (1) year following the Closing, unless another period of time is expressly provided in Article V.

SECTION 8.07 No Additional Representations. Purchaser acknowledges that it and its representatives have had a full opportunity to meet with the officers and employees of Seller to discuss the Acquired Assets. Purchaser acknowledges that (i) none of Seller or any other person has made any representation or warranty, expressed or implied, as to the Acquired Assets, or the accuracy or completeness of any information regarding the Acquired Assets furnished or made available to Purchaser and its representatives, except as expressly set forth in this Agreement, the Ancillary Agreements or the Schedules, (ii) Purchaser has not relied on any representation or warranty from Seller or any other person in determining to enter into this Agreement, except as expressly set forth in this Agreement, the Ancillary Agreements and the Schedules and (iii) none of Seller or any other person shall have or be subject to any liability to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any such information, including and any information, documents or material made available to Purchaser in any "data rooms", management presentations or in any other form in expectation of the transactions contemplated hereby. Purchaser acknowledges that, should the Closing occur, Purchaser shall acquire the Acquired Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an "as is" condition and on a "where is" basis, except as otherwise expressly set forth in this Agreement and the Ancillary Agreements.

ARTICLE IX

General Provisions

SECTION 9.01 Assignment. Other than as expressly set forth in this Article IX, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by Purchaser or Seller (including by operation of law in connection with a merger or consolidation of Purchaser or Seller) without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 9.01 shall be void.

SECTION 9.02 No Third-Party Beneficiaries. Except as provided in Article VIII and this Article IX, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 9.03 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

SECTION 9.04 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand, email or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, upon written confirmation of receipt when so delivered by email, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service) received, as follows:

(i) if to Purchaser, Attention: with a copy to:

American Battery Technology Company
100 Washington Street, Suite 100
Reno, Nevada 89503
Attention: Bret Meich, General Counsel
Email: bmeich@batterymetals.com

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.

7800 Rancharrah Parkway

Reno, Nevada 89511
Attention: Craig Etem
Email: cetem@fennemorelaw.com

(ii) if to Seller ,

Linico Corporation
c/o Comstock Inc.
117 American Flat Road
Virginia City, Nevada 89440

Attention: Corrado DeGasperis, Executive Chairman & CEO
Email: degasperis@comstockinc.com

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
Attention: Clyde Tinnen
Email: ctinnen@foley.com

SECTION 9.05 Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any matter set forth in any provision, subprovision, section, or subsection of any Schedule shall, unless the context otherwise manifestly requires, be deemed set forth for all purposes of the Schedules. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

(b) For all purposes hereof:

"affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

"including" means including, without limitation.

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity, or other entity.

"subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such person.

SECTION 9.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. The reproduction of signatures by means of a photocopy or other electronic device (e.g., .PDF)shall be treated as though such reproductions are executed

originals and each Party covenants and agrees to provide the other Party with a copy of this Agreement bearing original signatures upon request.

SECTION 9.07 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements or the Confidentiality Agreement.

SECTION 9.08 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 9.09 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of federal or state courts in Washoe County, Nevada, for the purposes of any suit, action, or other proceeding arising out of this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice, or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction in this Section 9.09. Each of Purchaser and Seller irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any Ancillary Agreement or the transactions contemplated hereby and thereby federal or state courts in Washoe County, Nevada, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 9.11 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Ancillary Agreements, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.11.

SECTION 9.12 Assignment; Third Party Beneficiary. Seller acknowledges that Purchaser may assign its rights hereunder to Bow River Capital Real Estate Fund III, LP ("Bow River"), and that Bow River would then lease the Premises to Purchaser. Seller acknowledges and agrees that in such event, all of Seller's representations, warranties, surviving obligations and indemnification obligations (subject to any limitations contained herein) would run to the benefit of Purchaser as a third-party beneficiary thereof.

SECTION 9.13 Specific Performance. Seller acknowledges that the transactions contemplated by this Agreement are unique and there is no adequate remedy at law if Seller should fail to perform any of its obligations hereunder in any material way. In addition to any other rights or remedies Buyer may have pursuant to this Agreement, Buyer shall have the right to obtain specific performance of the obligation of Seller hereunder.

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

____

Name: Corrado De Gasperis

Title: Executive Chairman and President

AMERICAN BATTERY TECHNOLOGY COMPANY

____

Name:

Title:

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

____

Name:
Title:

AMERICAN BATTERY TECHNOLOGY COMPANY

Ryan Melsert

____

Name: Ryan Melsert
Title:

EXHIBIT 8.01(A)(II)

Office Additional thorough wipe-down and lead testing
Factory Wipe down all building steel columns, roof girts
HVAC - Office Additional thorough unit and duct wipe-down and lead testing
HVAC - Office Filter replacements after cleaning
HVAC – Factory Filter replacements
HVAC - Factory Interior wipe down of all HVAC units
HVAC – Factory Interior wash or wipe down of all ducting
Factory Drain and cleanout of all sumps and trenches
Factory Interior wash and wipe down of all electrical panels
Water Treatment Draining and removal of all tank materials
Water Treatment Interior scrape, scrub, and wash of all steel tanks
Water Treatment Inspection, cleaning and repair of lamella clarifier
Water Treatment Inspection, cleaning and repair of filter press
Exhaust - Factory Testing of all smoke exhaust fans and automated louvers
Exhaust - Factory Cleaning of all louvers (at height)
Factory Floor Epoxy coat remaining factory floor
Machine Shop Removal and replacement of all sheetrock and ceiling tiles
Office Replacement of all ceiling tiles
Exhaust - Outdoor Complete rigging removal of elevated baghouse system
HVAC – Factory Coil removal and cleaning
Exhaust - Factory Testing of all smoke exhaust fans and automated louvers
Factory Re-paint all building steel columns, roof girts
Factory Floor Digging out existing sumps
HVAC – Office Testing and balancing of office HVAC equipment
Exhaust - Outdoor Replacement of VOC abatement system with fan & ducting

SCHEDULES

Schedule 1.02(a) – Acquired Assets

1. The land located at 2500 Peru Drive, McCarran, Nevada (the "**Land**")
2. Any and all improvements to the Land, including but not limited to the building and improvements thereon and all other appurtenances thereto or fixtures located thereon (together with the Land, the "**Real Property**")
3. Any and all water or water-related rights, appurtenant to the Real Property or held by TRIGID for the benefit of Seller or Current Owner
4. The Permits as set forth in Section 3.09 of these Schedules.

AREA 1 – FACILITY FLOOR	
General inclusions as installed in the facility: • All electrical panels, MCCs, and PLC/VFD cabinets including remaining internal equipment • All HVAC units • All utility piping, including compressed air, water, power, cable tray, condensate, natural gas • All thermostats and existing HVAC Controls related equipment • All electronic and internet equipment within control room space • All fire suppression, fire alarm, and life safety equipment including safety showers • All doors, frames, hardware including manual and electronic roll up doors • All smoke exhaust fans and louvers • All facility lighting, security cameras, and alarms	
Item A1-3	**PLC Panels and VFD panels**
  	Miscellaneous enclosures for PLC and VFD hardware Noted: most interior contents have been removed.

Item A1-4	**"MCC" Electrical Panel sets**
	Qty 3 As listed on permit drawings: 1. Motor Control Center Baghouse 2. Motor Control Center Refining 3. Motor Control Center Battery Breaking w/ Desulfurization
Item A1-5	**Catwalk & Operations Booth**
	Including railings Including installed utility routing and hangers
Item A1-6	**Compressed-Air system**
   	Ingersoll Rand Compressor #1 Ingersoll Rand Compressor #2 Air Dryer After-filter Receiver tank

Item A1-8	**Bridge crane**
 	10 ton bridge crane as installed including hoist
Item A1-9	**Electrical Distribution Panelboards**
  480 VOLTS	Misc. electrical switchboards and panelboards and grounding equipment as installed throughout the facility
Item A1-10	**Transformers**

	Misc transformers as installed throughout the facility
Item A1-12	**Control Room IDF Cabinet**
 	Networking distribution cabinet and associated hardware for ethernet connections throughout the shop floor
Item A1-13	**Racking**
 	All installed racking, with all pallets of material (e.g. maintenance consumables), excluding fire extinguishers
AREA 2 – WATER TREATMENT AREA	
General inclusions: • All tanks, electrical equipment, and mechanical equipment currently located within the space. Specifics highlighted below • Piping, instrumentation, and electrical installations to remain intact	
Item A2-1	**Tank with mixer**

	Qty 2 ~4k gal steel tank with mixer
Item A2-2	**Tank with Mixer**
	Qty 2 ~3.8k gal steel tank with mixer
Item A2-3	**Tank with Mixer**
	Qty 2 ~1k gal steel tank with mixer
Item A2-4	**Tank**

	Qty 2 ~5k gal poly tank
Item A2-5	**Dosing system**
	Qty 1 Dosing system with tank and dosing pump on rack
Item A2-6	**Dosing System**
	Qty 1 Dosing system, stick built, to include tank and pump
Item A2-7	**Clarifier**

	Qty: 1 Lamella Clarifier
Item A2-8	**Filter press + Mezzanine**
	Qty 1 Filter press with control panel and mezzanine as installed including plates. Control panel fully outfitted with PLC, HMI, and associated electrical gear
Item A2-9	**Pump**
	Qty 1 Centrifugal pump
Item A2-10	**Pneumatic Pumps**

  	Qty 4 Pneumatic pumps as installed
Item A2-11	**Filter**

	Qty 1 Mixed media filter (F-015)
Item A2-14	**Water heaters**
	Qty 2 Bradford White electric "Water Recovery" heaters as installed
AREA 3 – SITE AND YARD EXTERIOR	
General inclusions: • All electrical transformers and switchgear • All permanently installed equipment and building features	
Item A3-1	**Dust Collector Unit**
	Qty 2 Air exchange unit with dust collection box and associated equipment located within fenced area
Item A3-2	**Central Baghouse System**

  	Qty 1 Baghouse system with associated equipment, steel structure, canopy, filter box, fan, ducting, and stack located within fenced area
Item A3-4	**Pad Mounted Transformer and Switchgear**
	NV Energy 2500 KVA transformer Eaton Switchgear
Item A3-5	**Screw Conveyor**

	Screw Conveyor into building
Item A3-6	**Air Handler**

  	Qty 2 100% outside air handling units Including coupled Dunham-Bush DX air-cooled chillers
Item A3-8	**Diesel Generator**
 TD600 	Qty 1 TD600 installed diesel generator as connected to existing switchgear

Item A3-9	Truck weigh scale
	Qty 1 In-ground truck weigh scale system (as installed)
Item A3-10	**4000A and 5000A switchgear**
   EATON Medium Voltage Switchgear Assembly Main Cross Bus Ratings, Amperes	Eaton switchgear as installed, fed by NV Energy transformer.

<table>
<tr><th colspan="2">AREA 4 – Office and Workplace Spaces</th></tr>
<tr><td colspan="2">General inclusions:
All existing locker room outfitting
Hot water distribution serving locker rooms
All flooring
All doors, frames hardware, lighting
All lab benches
All badging equipment and badges, keys
All existing office and labs HVAC systems and equipment
All nitrogen and gas piping supplied to the lab space
All furniture, furnishings, office and other supplies, vehicles, and other tangible personal property owned by Seller that are located on the Premises, including desks, tables, chairs, file cabinets, racks, cubicles and other storage devices and office supplies.</td></tr>
<tr><td>Item A4-1</td><td>IT Equipment</td></tr>
<tr><td></td><td>All equipment in the data center IT rack required for the building to function including the server rack, cables, patch panels, power supplies, UPSs.
EXCLUDED: any data storing devices.</td></tr>
</table>

Schedule 1.02(b) – Excluded Assets

1. Nitrogen generator and all nitrogen generation ancillary equipment.
2. Rotex screen.
3. New Victaulic fittings and nitrogen supply installation parts (green pipe and fittings).
4. New in crate heater control panels supplied by HKM.
5. All contents in Chris Patterson's office.
6. Tools and ladders.

Schedule 3.07 – Permitted Liens

1. Reservations and provisions as contained in Patent from the United States of America, recorded October 07, 1957, in Book 64, Page 157 of Deeds, as Instrument No. 24119.

2. Reservation contained in Deed reserved by C-W Nevada Incorporation, a Nevada corporation, recorded August 18, 1987 in Book 60, Page 41 as Document No. 60225, Official Records of Storey County, Nevada

3. Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded September 25, 1998 Book 123, Page 945 as Instrument No. 83412 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

4. A document entitled "Notice of Assignment of Declarant Rights and Assumption of Obligations" recorded October 02, 2014 as Instrument No. 121044 of Official Records.

5. A declaration of annexation recorded May 29, 2015 as Instrument No. 122184 of Official Records.

6. The right to levy certain charges or assessments against the land which shall become a lien if not paid as set forth in the above declaration of restrictions, and is conferred upon TRI Owners' Association, a Nevada non-profit association.

7. A document entitled "Request for Copy of Notices of Default and Sale Pursuant to Nevada Revised Statute 107.090 and 116.31168" recorded June 8, 2016 as Instrument No. 124122 of Official Records.

8. The terms and provisions contained in the document entitled "Memorandum of Development Agreement" recorded February 08, 2000 in Book 133, Page 635 as Instrument No. 86804 of Official Records.

9. Easements, dedications, reservations, provisions, relinquishments, recitals, certificates, and any other matters as provided for or delineated on Survey Map No. 122164 referenced in the legal description contained herein. Reference is hereby made to said plat for particulars.

10. Mineral Reservation as contained in Deed recorded May 29, 2015 as Instrument No. 122185 of Official Records.

11. The terms and provisions contained in the document entitled "Slope, Drainage & Maintenance Easement" recorded May 29, 2015 as Instrument No. 122186 of Official Records.

12. An easement for public utilities and incidental purposes in the document recorded February 26, 2016 as Instrument No. 123601 of Official Records.

13. An easement for public utilities and incidental purposes in the document recorded December 06, 2018 as Instrument No. 128800 of Official Records.

14. An easement for public utilities and incidental purposes in the document recorded December 06, 2018 as Instrument No. 128801 of Official Records.

15. A document entitled "Consent to Encumbrance" recorded September 30, 2022 as Instrument No. 136852 of Official Records.

16. Any encroachment, encumbrance, violation, variation or adverse circumstance affecting title, including discrepancies, conflicts in boundary lines, shortages in area, or any other facts that would be disclosed by an accurate and complete land survey of the Land, and that are not shown by the public records.

17. Taxes and assessments not yet due, if any, of the Tri General Improvement District.

18. Any facts, rights, interests or claims which would be disclosed by a correct ALTA/NSPS survey.

Schedule 3.09 – Permits

1. TRI GID Will Serve Commitment dated Dec 16, 2015.

2. Nevada Division of Environmental Protection ("**NDEP"**) Class II Air Quality Permit, Permit No. AP5051-3711, Facility ID No. A1917

3. RCRA U.S. EPA Hazardous Waste Report 2021, EPA ID No. 000 092 049, expires April 30, 2024.

4. Written Determination, dated August 22, 2022, by the NDEP Bureau of Sustainable Materials, for the recycling of hazardous waste (used lithium ion batteries) at the facility located at 2500 Peru Dr McCarran, NV (EPA ID# NVR000092049).

5. Authorization to Discharge to Public Sewer, Permit No. LINICO2022, from TRIGID to Seller.

Schedule 3.10 –Environmental Reports relating to the Premises

1. Letter Re: Summary Of Lead Decontamination, Cleaning, And Sampling Activities, Aqua Metals, 2500 Peru Drive, McCarran, Nevada, 8943, dated August 19, 2022, from McGinley & Associates: A Universal Engineering Sciences Company.

2. Letter Re: Soil Sampling Report, 2500 Peru Drive, APN 009-267-13, Tahoe Reno Industrial Center (TRIC), Storey County, Nevada (Site), dated December 5, 2022, from McGinley & Associates: A Universal Engineering Sciences Company.

Schedule 3.15 – Condition of the Acquired Assets

- Minor roof leaks
- See Environmental Reports referenced in Schedule 3.10

AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This is the AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "**Amendment**") dated March 31, 2023, is entered into by and between LINICO CORPORATION, a Nevada corporation and/or its affiliates or assignees ("**Seller**"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation and/or its affiliates or assignees ("**Purchaser**"). Purchaser and Seller each may be hereinafter referred to as a "Party" and together as the "Parties."

RECITALS

A. Reference is made to that certain MEMBERSHIP INTEREST PURCHASE AGREEMENT dated (the **"Purchase Agreement")**, by and between the Parties.

B. The Purchase Agreement provides for the purchase and sale of 100% of the outstanding limited-liability company membership interests (the "**Target Membership**") of AQUA METALS TRANSFER, LLC, a Nevada limited liability company (the "**Target**"), that will own certain property in McCarran, Nevada, commonly known as 2500 Peru Drive, and more specifically defined as the "**Premises**" in the Purchase Agreement.

C. Pursuant to the Purchase Agreement, Seller agreed to sell the Premises and Purchaser agreed to purchase the Premises, in exchange for the purchase price of $21,000,000 (the "**Purchase Price**").

D. Pursuant to Section 2.01 of the Purchase Agreement, the closing (the "**Closing**") of the acquisition of the Target Membership shall occur on or prior to March 31, 2023.

E. Pursuant to Section 2.02 of the Purchase Agreement, the Purchase Price is payable entirely in cash on the Closing, in the manner indicated therein.

F. Pursuant to Section 7.01(a)(iv) of the Purchase Agreement, Seller is permitted to terminate the Purchase Agreement and all of its obligations thereunder, if the Closing does not occur on or prior to March 31, 2023.

G. The Parties wish to modify the manner in which the Purchase Price is paid in the following manner: (a) a non-refundable and irrevocable delivery of a cash payment of $5,000,000 (the "**Deposit**") on or prior to March 31, 2023; (b) a non-refundable and irrevocable delivery of 12,000,000 common shares (the "**Shares**") of Purchaser, with the net cash proceeds from the sale of the Shares by Seller to be applied toward (i.e., reduce) $10,000,000 of the Purchase Price, subject to the terms and conditions set forth in this Amendment; and (c) a final cash payment of $6,000,000 on the Closing, of which $1,500,000 shall constitute the Escrowed Funds (as defined in the Purchase Agreement) and that will be deposited with the Escrow Agent (as defined in the Purchase Agreement and subject to the terms and conditions relating thereto).

H. The Parties wish to extend the latest date of the Closing to April 30, 2023 (the "**Closing Deadline**"), in consideration of Purchaser's agreement to immediately disburse the Deposit to Seller or Comstock Inc., a Nevada corporation ("**Comstock**"), as directed by Seller, Seller's agreement to accept the Shares as part of the Purchase Price, Seller's agreement not to terminate the Purchase Agreement prior to the Closing Deadline (as it may be extended pursuant to this Amendment) and Seller's agreement to cause Comstock to acquire the Premises by Purchasing the membership interest in Target in accordance with the Restructuring (as defined in the Purchase Agreement) and, once all conditions to closing are satisfied, cause Comstock to convey the membership interest in Target to Purchaser.

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Paragraph 2.01 of the Purchase Agreement is hereby modified to provide that Closing shall occur no later than April 30, 2023.

3. Purchaser shall deliver the Deposit to Comstock on the date of the signing of this Amendment.

4. Seller's agrees to cause Comstock to acquire the Premises by Purchasing the membership interest in Target in accordance with the Restructuring (as defined in the Purchase Agreement) and, once all conditions to closing are satisfied, to cause Comstock to convey the membership interest in Target to Purchaser.

5. Seller will provide access to the Premises to Purchaser and its contractors and agents for purposes of storage and to effect environmental remediation of the Premises. Seller may require as a condition to granting such access that Purchaser enter into an access agreement on commercially reasonable terms (including indemnification and insurance requirements). Seller further agrees that any remediation costs Purchaser expends that would be subject to reimbursement from the funds held in the Escrow Account (defined in the Purchase Agreement) will be reimbursed from such funds at the time of Closing.

6. The Parties hereby agree that Comstock shall be entitled to receive all consideration payable to Seller, if and to the extent that Comstock (in lieu of Seller) acquires the membership interests in Target (and therefore incurs the financial obligations of Seller related thereto). The Parties hereby agree that payment to Comstock by Purchaser of the consideration described in this Amendment shall satisfy all amounts payable to Seller under the Purchase Agreement and this Amendment. Purchaser agrees to accept all directions from Corrado DeGasperis as to whether Seller or Comstock shall receive consideration payable.

7. Purchaser represents, warrants, covenants and agrees that the Shares being offered, issued and sold are registered under the Securities Act of 1933, as amended, and freely transferable by Seller (or Comstock, as the case may be) without any restrictive legend or limitation on volume or manner of sale. The Shares shall be deposited in a brokerage account identified in writing by Seller (or Comstock, as the case may be).

8. Seller (or Comstock, as the case may be) shall use commercially reasonable efforts to sell the Shares as soon as practicable through the Closing Deadline, it being understood that any decision to sell the Shares shall be at the sole discretion of Seller; however, Seller may not trade more than one million (1,000,000) shares per trading day. Seller covenants and agrees to provide (or cause Comstock to provide, if applicable) notice to Purchaser each time that Shares are sold and the net cash proceeds resulting from such sales until the net cash proceeds from the sale of the Shares is equal to or greater than $10,000,000. For the sake of clarity, net cash proceeds shall be the proceeds received by Seller (or Comstock, as the case may be) net of all commissions, discounts, transfer fees or taxes, or other costs directly related to such sale.

9. If all of the Shares have been sold and the aggregate net cash proceeds from such sales are less than $10,000,000 (such amount less than $10,000,000, the "**Shortfall**"), then Purchaser shall pay Seller (or Comstock, as the case may be), at Purchaser's option: (a) cash equal to the Shortfall or (b) by issuance of additional Shares in a quantity reasonably estimated by Purchaser to yield an amount to Seller equal to the Shortfall. If Purchaser elects to issue additional Shares pursuant to subclause (b), above, and, after sale of those additional Shares, a Shortfall remains, Purchaser will either pay the remaining Shortfall in cash or continue to issue additional Shares in accordance with subclause (b), above, until no Shortfall remains. If the Shares (including any Shares issued pursuant to subclause (b), above) are sold and the aggregate net cash proceeds from such sales exceed $10,000,000

(such amount in excess of $10,000,000, the "**Excess**"), then Seller (or Comstock, as the case may be) shall retain all Shares (or cash proceeds from the sale of Shares) equal to the Excess.

10. Upon Seller (or Comstock, as the case may be) receiving $10,000,000 from the sale of Shares (including any additional shares issued pursuant to Section 8 above) and Purchaser delivering to the Transaction Escrow Agent the $6,100,000 balance of the Purchase Price (including delivery of the $1,500,000 of Escrowed Funds), and upon Seller and Purchaser satisfying all conditions for closing, Seller and Purchaser shall immediately notify the Transaction Escrow Agent of the same and shall cause the Closing to occur as soon as reasonably practicable thereafter.

11. Purchaser shall have a one-time right to defer the Closing Deadline to May 31, 2023, by paying Comstock an extension fee of $500,000 (the "**Extension Fee**") on or prior to April 30, 2023. The Extension Fee shall be in addition to, and not reduce, the Purchase Price.

12. Each of the Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the other Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the other Party for any claim, matter, or issue that in any way arises from, is based on, or relates to any alleged loss, harm, or damages allegedly caused by the other Party on the basis of modifications to the transactions contemplated by the Purchase Agreement in accordance with this Amendment. If either Party violate the foregoing covenant, such Party and each of its successors, assigns and legal representatives, agree to pay, in addition to such other damages as the other Party may sustain as a result of such violation, all attorneys' fees and costs incurred by the other Party as a result of such violation.

13. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.

14. Except as amended herein, the Purchase Agreement is hereby ratified and shall remain in full force and effect.

PURCHASER:
AMERICAN BATTERY TECHNOLOGY COMPANY

By: Ryan Melsert
Name: Ryan Melsert
Title: CEO / Chairman

SELLER:
LINICO CORPORATION

By: ______________________
Name:
Title:

PURCHASER:
AMERICAN BATTERY TECHNOLOGY COMPANY

By: ________________________________
Name:
Title:

SELLER:
LINICO CORPORATION

By: ________________________________
Name: Corrado De Gasperis
Title: Executive Chairman and CEO

AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT

This AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), dated as of April 6, 2023, by and between LINICO CORPORATION, a Nevada corporation ("Seller"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation ("Purchaser").

RECITALS

Seller and Purchaser (together, the "Parties" and each a "Party") entered into that certain Membership Interest Purchase Agreement on March 1, 2023 (the "Original Purchase Agreement"), and that certain Amendment to Membership Interest Purchase Agreement on March 31, 2023 (the "Amendment" and, together with the Original Purchase Agreement, the "Purchase Agreement").

The Parties desire to make certain changes to the Purchase Agreement and this Agreement is intended to incorporate those changes and otherwise amend, restate and supersede the Purchase Agreement in its entirety.

The Parties wish to modify or clarify the manner in which the Purchase Price is paid in the following manner: (a) a non-refundable and irrevocable delivery of a cash payment of $5,000,000 (the "First Deposit") on or prior to April 6, 2023; (b) a non-refundable and irrevocable delivery of a cash payment of $10,000,000 (the "Second Deposit") on or prior to April 21, 2023; (c) upon signing of this Agreement, subject to the terms set forth in Section 2.01(k) regarding the return of the Excess (as defined below), a non-refundable and irrevocable delivery of 10,000,000 restricted common shares issued by Purchaser (the "Shares"), the net cash proceeds of which shall be applied toward (i.e., reduce) $6,600,000 of the Purchase Price, including a portion of which shall constitute the Escrowed Funds (as defined below). "Escrowed Funds" means $1,500,000 of the net cash proceeds from the sale of the Shares, after Seller has received $5,100,000 in net cash proceeds from the sale of the Common Shares.

The Parties wish to extend the latest date of the Closing to June 30, 2023 (the "Closing Deadline"), in consideration of Purchaser's agreement to immediately disburse the First Deposit to Seller or Comstock Inc., a Nevada corporation ("Comstock"), as directed by Seller, Purchaser's agreement to disburse the Second Deposit to Comstock on or prior to April 21, 2023, Seller's agreement to accept the Shares as part of the Purchase Price, Seller's agreement not to terminate the Purchase Agreement prior to the Closing Deadline (as it may be extended pursuant to this Agreement) and Seller's agreement to cause Comstock to acquire the Premises (as defined below) by Purchasing the Target Membership (as defined below) in accordance with the Restructuring (as defined below) and, once all conditions to closing are satisfied, cause Comstock to convey the Target Membership to Purchaser.

The Parties also desire to provide for a Pre-Closing Lease (as defined below) of the Premises from Seller to Purchaser for the period between the date the Second Deposit is delivered to Seller and the Closing.

Subject to the foregoing and on the terms and conditions set forth below, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller 100% of the

membership interests in Aqua Metals Transfer, LLC, a Nevada limited liability company (the "Target"), to which Seller will cause a third party to convey certain assets, upon the terms and subject to the conditions of this Agreement.

Accordingly, the parties hereby agree that the Purchase Agreement is amended and restated in its entirety as follows:

ARTICLE I

Purchase and Sale of Acquired Assets

SECTION 1.01 Purchase and Sale. (a) On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2.01), Seller shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from Seller, 100% of the outstanding limited-liability company membership interests in Target (the "Target Membership") for (i) an aggregate purchase price of $21,000,000 (the "Purchase Price"), payable as set forth in Section 2.02, and (ii) the assumption of the Assumed Liabilities (as defined in Section 1.03(a)). On or immediately prior to the Closing, Seller shall cause the following transactions (collectively, the "Restructuring") to occur: (i) Aqua Metals Reno Inc., a Delaware corporation (the "Current Owner"), shall form the Target as a wholly-owned subsidiary of the Current Owner; (ii) the Current Owner and Seller shall convey all of the rights, title, and interest in, to, and under the Acquired Assets (as defined in Section 1.02(a)) to the Target, as of the Closing; and (iii) the Current Owner shall assign, transfer, convey, and deliver to Comstock, and Comstock shall accept and acquire from the Current Owner, 100% of the Target Membership. The Restructuring, the purchase and sale of the Target Membership and the assumption of the Assumed Liabilities is referred to in this Agreement as the "Acquisition."

(b) Seller shall deliver the Escrowed Funds to SRS Acquiom (or such other party that is mutually acceptable to Purchaser and Seller, the "Indemnity Escrow Agent"), to be held in an escrow account (the "Escrow Account") where said amount of the Escrowed Funds shall be available for indemnification claims made by Purchaser pursuant to Article VIII of this Agreement and Article VIII of that certain Asset Purchase Agreement dated March 1, 2023, between Seller and Purchaser. Seller will deliver the Escrowed Funds to the Indemnity Escrow Agent by delivering the net cash proceeds from the sale of Common Shares, but only after Seller has received net cash proceeds from the sale of Common Shares or such net cash proceeds equal to $5,100,000. The foregoing obligation of Seller will survive the Closing. The Escrowed Funds shall be held for a period not to exceed eighteen (18) months following the Closing, invested and distributed pursuant to the terms and conditions of the Escrow Agreement dated the date hereof (the "Escrow Agreement") among Seller, Purchaser and the Indemnity Escrow Agent on the Closing. The Escrowed Funds (if any) deposited with Indemnity Escrow Agent, as provided in the Escrow Agreement, shall be credited towards the Purchase Price.

SECTION 1.02 Acquired Assets and Excluded Assets. (a) The term "Acquired Assets" means all the following assets of the Target as of the Closing:

(i) the real property located in Storey County, Nevada, described on Exhibit A hereto (the "Land") and having an address of 2500 Peru Drive, McCarran, NV, together with all listed real property, leaseholds, and other interests in real property, in each case together with the Target's right, title and interest in the building and improvements thereon and all other appurtenances thereto or fixtures located thereon, including without limitation water or water-related rights related to or appurtenant to the Land (the "Premises"), it being understood that Seller is currently only entitled to acquire the Premises pursuant to that certain Industrial Lease dated as of February 15, 2021 (the "Lease"), by and between Seller and the Current Owner (such right to acquire the Premises, the "Underlying Acquisition"), and it being understood that Seller intends to consummate the Restructuring in lieu of consummating the Underlying Acquisition;

(ii) furniture, furnishings, office and other supplies, vehicles, and other tangible personal property owned by Seller that are located on the Premises, including desks, tables, chairs, file cabinets, racks, cubicles and other storage devices and office supplies; and

(iii) all listed Permits (as defined in Section 3.09) of Seller.

(b) The term "Excluded Assets" means:

(i) all assets other than the Acquired Assets, including without limitation, all rights of Seller under this Agreement and the other agreements and instruments executed and delivered in connection with this Agreement (the "Ancillary Agreements").

SECTION 1.03 Assumption of Certain Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, Purchaser shall assume, effective as of the Closing, and from and after the Closing Purchaser shall pay, perform, and discharge when due, all the liabilities, obligations, and commitments of Seller arising from or related to the Acquired Assets to the extent such liabilities, obligations, and commitments relate to the period from and after the Closing (the "Assumed Liabilities").

(b) Notwithstanding, any other provision of this Agreement, Purchaser shall not assume any liabilities, obligations, and commitments of Seller other than those described in Section 1.03(a), each of which shall be retained and paid, performed and discharged when due by Seller (such retained liabilities, the "Excluded Liabilities").

(c) Seller represents that through Purchaser's acquisition of the Target Membership, Purchaser will acquire, indirectly, the Acquired Assets free and clear of all liabilities, obligations, and commitments of Seller, other than the Assumed Liabilities, and free and clear of all Liens (as defined in Section 3.06), other than Permitted Liens (as defined in Section 3.06).

ARTICLE II

The Closing

SECTION 2.01 Deposit; Shares; Access and Closing Date.

(a) The closing of the Acquisition (the "Closing") shall take place on or before May 31, 2023 but, in any event, no later than June 30, 2023, at the offices of Transaction Escrow Agent, or at such other place, time, and date as shall be mutually agreed between Seller and Purchaser. If the Closing occurs later than May 31, 2023, the Purchaser shall pay an additional $250,000 in cash to the Seller. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

(b) Purchaser will deliver the First Deposit to Comstock on or before April 6, 2023.

(c) Purchaser will deliver the Second Deposit to Comstock on or before April 21, 2023.

(d) Concurrently with execution of this Agreement, Purchaser will deliver to Seller an executed stock power (the "Stock Power") conveying the Shares to Comstock.

(e) Purchaser will cause a registration statement on Form S-3 for the resale of the Shares by Comstock to be filed with the U.S. Securities and Exchange Commission (the "SEC") as soon as contractually and lawfully permissible but no later than May 15, 2023.

(f) Prior to Closing, Seller will cause Comstock to acquire the Premises by purchasing the Target Membership in accordance with the Restructuring and, once all conditions to closing are satisfied, to cause Comstock to convey the Target Membership to Purchaser.

(g) As soon as reasonably practicable, Seller and Purchaser will enter into a lease of the Premises (the "Pre-Closing Lease"), the term of which will commence on the date the Second Deposit is delivered to Seller and terminate on the Closing. Rent thereunder will be $1 per month until the Closing Deadline and then $175,000 per month thereafter, payable on July 1st and the first day of each month thereafter. The Pre-Closing Lease will allow Purchaser and its contractors and agents to operate Purchaser's business of recycling lithium-ion batteries as well as for purposes of storage and to effect environmental remediation of the Premises. All other terms will be commercially reasonable. Any out-of-pocket and documented remediation costs Purchaser expends during the term of the Pre-Closing Lease that would be subject to reimbursement from the funds held in the Escrow Account will be delivered to Purchaser from the Escrowed Funds.

(h) Comstock will be entitled to receive all consideration payable to Seller under this Agreement. Payment to Comstock by Purchaser of the consideration described in this Agreement shall satisfy all amounts payable to Seller under this Agreement. Purchaser agrees to accept all directions from Corrado DeGasperis as to whether Seller or Comstock shall receive consideration payable.

(i) The Shares shall be deposited in a brokerage account identified in writing by Seller (or Comstock, as the case may be).

(j) Promptly after the registration statement on Form S-3 registering the Shares for resale without restriction is declared effective by the SEC (all shares of common stock of Purchaser that that may legally resold by Seller without restriction, "Common Shares"), Seller

covenants and agrees to use reasonable best efforts to promptly sell the Common Shares, provided that Seller may not sell more than five hundred thousand (500,000) Common Shares per trading day or 20% of the daily trading volume, whichever is higher. Each of the Parties acknowledge and agree that Seller or Comstock may transfer all or part of the Common Shares in an amount greater than five hundred thousand (500,000) Shares to one or more broker-dealers or intermediaries in one or more transactions, so long as such broker-dealers or intermediaries collectively do not sell more than five hundred thousand (500,000) Common Shares per trading day. Seller covenants and agrees to provide (or cause Comstock to provide, if applicable) notice to Purchaser each time that Seller sells Common Shares of Purchaser and the net cash proceeds resulting from such sales until all Common Shares are sold. For the sake of clarity, net cash proceeds shall be the proceeds received by Seller (or Comstock, as the case may be) net of all commissions, discounts, transfer fees or taxes, or other costs directly related to such sale.

(k) If all of the Shares (or Common Shares for which the Shares have been exchanged) are sold and the aggregate net cash proceeds from such sales are less than $6,600,000 (such amount less than $6,600,000, the "Shortfall"), then Purchaser shall pay Seller (or Comstock, as the case may be), at Purchaser's option: (a) cash equal to the Shortfall or (b) by issuance of additional Shares in a quantity reasonably estimated by Purchaser to yield an amount to Seller equal to the Shortfall. If Purchaser elects to issue additional Shares pursuant to subclause (b), above, and, after sale of those additional Shares (or Common Shares for which the Shares have been exchanged), a Shortfall remains after fifteen (15) days, Purchaser will either pay the remaining Shortfall in cash or continue to issue additional Shares in accordance with subclause (b), above, until no Shortfall remains. Once all of the Common Shares (including any Shares issued pursuant to subclause (b), above) are sold, if the aggregate net cash proceeds from such sales exceed $7,600,000 (such amount in excess of $7,600,000, the "Excess"), then Comstock shall return to the Purchaser the Excess.

(l) Upon the sale of Common Shares yielding net cash proceeds to Seller (or Comstock, as the case may be) of $5,100,000 (or a combination of such net cash proceeds and cash from Purchaser as contemplated by Section 2.01(k)), and upon Seller and Purchaser satisfying all conditions for Closing, Seller and Purchaser shall immediately notify the Transaction Escrow Agent of the same and shall cause the Closing to occur as soon as reasonably practicable thereafter.

(m) Purchaser shall be permitted at any time prior to the Closing Deadline to prepay Comstock or Seller the remaining portion of the Purchase Price then not received by Comstock in order to expedite the occurrence of the Closing.

(n) The provisions of Sections 2.01(i) and (j) above will survive the Closing until Seller has received the full amount of the Purchase Price (subject to any adjustments set forth in this Agreement).

SECTION 2.02 Transactions To Be Effected at the Closing. At the Closing:

(a) Prior to or simultaneously with the Closing, Seller shall cause Target to acquire the Premises from the Current Owner pursuant to the Restructuring. If Seller acquires the Premises, it will promptly convey the Premises and the other Acquired Assets to Target. In

connection with the Restructuring, on the Closing, Seller shall cause the Current Owner to deliver to First American Title Company of Nevada ("Transaction Escrow Agent") such appropriately executed deeds (in recordable form), bills of sale, assignments, and other instruments of transfer relating to the transfer of the Acquired Assets to Target and the Current Owner shall execute and deliver an assignment of the Target Membership to Seller, in form and substance reasonably satisfactory to Purchaser and its counsel; and

(b)

SECTION 2.03 Risk of Loss. Until the Closing, any loss of or damage to the Acquired Assets from fire, casualty or any other occurrence not covered by insurance payable to Purchaser shall be the sole responsibility of Seller.

SECTION 2.04 Closing Costs. Each party will be responsible for the cost of such party's legal, accounting, and other costs, other than as expressly set forth herein. Seller and Purchaser will share the costs of real property transfer taxes (if any). Purchaser will be responsible for the costs of the Transaction Escrow Agent and the Indemnity Escrow Agent. Seller will be responsible for the cost of an ALTA Standard Coverage policy of title insurance in the amount allocable to the real estate and recording and filing fees for all conveyance documents (e.g., a deed to Target), in an amount not to exceed $25,000 (with Purchaser paying any costs in excess of $25,000). If Purchaser desires an ALTA Extended Coverage policy of title insurance, Purchaser will be responsible for the difference in cost between such Extended Coverage policy and that of the Standard Coverage policy. Seller will be responsible for any and all liabilities, obligations, and expenses related to the Acquired Assets relating to a period prior to the Closing Date (other than any such items that constitute Assumed Liabilities), and Purchaser will be responsible for all such items relating to the period beginning on the Closing Date (other than any such items that constitute Excluded Liabilities). Real estate taxes and other taxes, charges, and assessments that cover a period including the Closing Date will be prorated and the Seller Amount will be adjusted to account for such prorations. Utility expenses will not be prorated and the parties will cooperate to cause all applicable utilities to be placed in Target's name effective on the Closing date. All other closing costs will be paid in accordance with the custom and practice for real estate transactions taking place in northern Nevada.

ARTICLE III

Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

SECTION 3.01 Organization, Standing, and Power. Seller is duly incorporated, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 3.02 Authority Execution and Delivery: Enforceability. Seller has full power and authority to execute this Agreement and the Ancillary Agreements to which it is,

or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Seller of each of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Seller has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.03 Formation and Ownership of Target. The Current Owner formed Target as a single-member, Nevada limited liability company. As of the Closing, after giving effect to the Restructuring, Seller will be the sole owner of Target. As of Closing, Target will have had no business activity of any kind other than the Restructuring.

SECTION 3.04 No Conflicts: Consents. None of (a) The execution and delivery by Seller of this Agreement; (b) the execution and delivery by Seller of each Ancillary Agreement to which it is, or is specified to be, a party; (c) consummation of the Acquisition and the other transactions contemplated hereby and thereby, nor (d) compliance by Seller with the terms hereof and thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the Acquired Assets under, any provision of (i) the certificate of incorporation or by-laws of Seller, (ii) any Contract to which Seller is a party or by which any of the Acquired Assets is bound or (iii) any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or regulation ("Applicable Law") applicable to Seller or the Acquired Assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to a material adverse effect on (y) the Acquired Assets, or (z) the ability of Seller to consummate the Acquisition and the other transactions contemplated hereby (a "Seller Material Adverse Effect"). No consent, approval, license, permit, order, or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local, or foreign government or any court of competent jurisdiction, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required to be obtained or made by or with respect to Seller in connection with the execution, delivery, and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

SECTION 3.05 Underlying Acquisition. Seller has performed all material obligations required to be performed by Seller under the Lease, and Seller is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of Seller, the Current Owner is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect

thereunder. Seller has not received any notice, nor does it have any knowledge, of the intention of the Current Owner to terminate the Lease.

SECTION 3.06 [Intentionally omitted].

SECTION 3.07 Real Property. Seller has good and valid title to the leasehold interest presently owned in the Premises, and, at the Closing will convey or will cause to be conveyed to Purchaser, good and insurable fee title to the Premises, free and clear of all Liens, except (i) such as are set forth in Schedule 3.07, (ii) easements, covenants, rights-of-way and other similar restrictions of record, (iii) any conditions that may be shown by a current, accurate survey or physical inspection of the Premises made prior to Closing and (iv) (A) zoning, building and other similar restrictions and (B) unrecorded easements, covenants, rights-of-way, and other similar restrictions. None of the items set forth in clause (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected materially to impair, the continued use and operation of the Premises as presently conducted and do not constitute monetary encumbrances.

SECTION 3.08 [Intentionally omitted].

SECTION 3.09 Permits. Schedule 3.09 sets forth all material certificates, licenses, permits, authorizations and approvals, subject to the removal of proprietary information of the Seller and its partners ("Permits") issued or granted to Seller by Governmental Entities that relate to the Premises. Except as set forth in Schedule 3.09, (i) all such Permits are validly held by Seller, and Seller has complied in all material respects with all terms and conditions thereof, (ii) during the past two years, Seller has not received notice of (nor does it have any knowledge of) any Proceedings relating to the revocation or modification of any such Permits, and (iii) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition.

SECTION 3.10 Environmental Matters. Seller has provided Purchaser with certain environmental reports relating to the Premises, which reports are identified in Schedule 3.10 (the "Environmental Reports"). Except as set forth in the Environmental Reports, Seller has not received any written communication from a Governmental Entity that alleges that any activity on the Premises is not in compliance in any material respect with any Environmental Law, (ii) Seller holds, and is in compliance with, all material Permits under the Environmental Laws (as defined below) required to conduct the activities conducted by Seller to date on the Premises and Seller's activities on the Premises are in material compliance with all Environmental Laws, (iii) Seller has no knowledge of any environmental reports, audits, data, and other information, other than those set forth in Schedule 3.10, that disclose material environmental liabilities and (iv) Seller has not entered into or agreed to any court decree or order and are not subject to any Judgment relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Materials (as defined below) under any Environmental Law. Except as set forth in Schedule 3.10, there are no aboveground or underground storage tanks on or under the Premises and Seller has no knowledge that either has ever existed on the Premises. The term "Environmental Laws" means any and all Applicable Laws, Judgments and Permits issued, promulgated or entered

into by any Governmental Entity, relating to the environment, preservation or reclamation of natural resources, or to the management, Release (as such term is defined below) or threatened Release of Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et see,. ("CERCLA"), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. §§ 7401 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6902-6992 □k, the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq, in each case, as amended, and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder. The term "Hazardous Materials" means all explosive or regulated radioactive materials or substances, hazardous or toxic substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, and all other materials or chemicals regulated pursuant to any Environmental Law, including materials listed in 49 C.F.R. § 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA. The term "Release" means any spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, emanation, or migration of any Hazardous Materials in, into, onto, or through the environment (including ambient air, surface water, ground water, soils, land surface, subsurface strata, or workplace).

SECTION 3.11 Transformers. Seller has never installed or used any transformer on the Premises that contained polychlorinated biphenyls' compounds, and to Seller's knowledge, there are no and never have been any polychlorinated biphenyls' compounds stored or used on the Premises.

SECTION 3.12 Asbestos. Seller has not installed or stored, and has no knowledge of the use, installation or storage, of asbestos, asbestos containing material, compounds or lead based paint on or at the Premises.

SECTION 3.13 Mechanic's Liens. No labor has been performed or material furnished for the Premises or any part thereof for which a mechanic's or materialman's lien or liens, or any other lien, can be claimed by any person or entity, for which Seller has not heretofore fully paid or will have paid by the Closing.

SECTION 3.14 Utilities. All water, sewer, electric and telephone facilities and all other utilities required for the use and operation of the Premises as conducted by Seller to date ("Seller's Activities") are installed at the Premises and duly connected and can be used in such manner without charge except the normal and usual nondiscriminatory utilities charges. The utilities presently connected to the Premises are adequate to service Seller's Activities.

SECTION 3.15 Condition of Premises. Other than as set forth on Schedule 3.15, to Seller's knowledge: (a) the Acquired Assets are in good working condition; and (b) the

buildings and improvements included in the Premises were constructed in a good, workmanlike manner and in compliance with all applicable laws, rules and regulations of and with all applicable covenants, conditions, and restrictions and the building and improvements included in the Premises and all parts thereof are structurally safe and sound. Such building and improvements have been maintained to the date hereof and are in good condition except for ordinary wear and tear. All such wear and tear is patent and, Seller has no knowledge that there are any structural or latent defects in such building or improvements. Since December 1, 2022, Seller has conducted its business in the ordinary course, consistent with past practice, including without limitation, reasonably diligent maintenance of the Acquired Assets.

SECTION 3.16 Condemnation. Seller has received no notice and has no knowledge of: (a) any condemnation or zoning proceedings, (b) any plan, study, or effort, which would affect the use and operation of the Premises for its intended purpose.

SECTION 3.17 Zoning; CC&Rs. Seller has received no notice and has no knowledge that the Premises or Seller's Activities thereon are in violation of any zoning laws or regulations or any covenants, conditions, or restrictions affecting the Premises.

SECTION 3.18 Judgments. To Seller's knowledge, no judgment, order, injunction, decree, or ruling of any court or governmental authority exists by which Seller, the Premises or Seller's Activities are bound, or to which any of them are subject, which in any manner affects ownership or operation of the Premises.

SECTION 3.19 Investigation Materials. Seller has provided Purchaser with originals or copies of any and all leases, records, maps, surveys, test reports, environmental assessments, engineering studies, repair records, warranties, and all other documents and materials in Seller's possession or control relating to the Acquired Assets. Other than as previously disclosed to Buyer in writing through these documents or other written disclosure, and pursuant to Section 3.15, Seller has no knowledge of any material defects or flaws in the building, the equipment, or the other Acquired Assets.

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller, as of the date of this Agreement, as follows:

SECTION 4.01 Organization. Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 4.02 Authority; Execution and Delivery; and Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Purchaser of

this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.03 No Conflicts; Consents. The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Purchaser with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its subsidiaries under, any provision of (i) the certificate of incorporation or by-laws of the Purchaser or any of its subsidiaries, (ii) any Contract to which Purchaser or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Purchaser or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse on the ability of Purchaser to consummate the Acquisition and the other transactions contemplated hereby (a "Purchaser Material Adverse Effect"). No Consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Exchange Act.

SECTION 4.04 Availability of Funds. Purchaser has cash available or has existing borrowing facilities that are sufficient to enable it to consummate the Acquisition.

SECTION 4.05 Securities Law Representations.

(a) Securities Act of 1933. The Purchaser understands that the Target Membership has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption therefrom and that the Target Membership must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Target and its counsel, that such registration is not required. The Purchaser acknowledges that the Target has no obligation to register or qualify the Target Membership.

(b) Investment Purpose. The Purchaser is acquiring and will hold the Target Membership for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(c) Securities Exchange Act of 1934. The Purchaser will not sell, transfer or otherwise dispose of the Target Membership in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder.

(d) Adequate Information. The Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Target Membership, and the Purchaser has had an opportunity to ask questions and receive answers from the Seller regarding the terms and conditions of the issuance of the Target Membership. The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risk of this investment.

(e) Risk of Loss. The Purchaser is aware that its investment in the Target is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser acknowledges that this Agreement can have material income tax consequences for the Purchaser, but neither Seller nor the Target has rendered any tax advice to Purchaser.

(f) Accredited Investor. The Purchaser qualifies as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

(g) No "Bad Actor" Disqualification. The Purchaser represents and warrants that neither the Purchaser nor any person who controls the Purchaser is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act.

ARTICLE V

Covenants

SECTION 5.01 Access to Information. Seller shall afford to Purchaser and its accountants, counsel, and other representatives reasonable access, upon reasonable notice during normal business hours during the period prior to the Closing, to all the personnel, properties, books, contracts, and records of Seller related to the Acquired Assets (other than the Excluded Assets), and during such period shall furnish promptly to Purchaser any information concerning the Acquired Assets as Purchaser may reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of Seller.

SECTION 5.02 Brokers or Finders. Each of Purchaser and Seller represent, as to itself and its affiliates, that no agent, broker, investment banker, or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 5.03 Post-Closing Cooperation. (a) Purchaser and Seller shall cooperate with each other, and shall cause their officers, employees, agents, and

representatives to cooperate with each other, for a period of 180 days after the Closing to ensure the orderly transition of the Target Membership and, indirectly, the Acquired Assets from Seller to Purchaser and to minimize any disruption that might result from the transactions contemplated hereby. After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other and their employees, counsel, and representatives access, during normal business-hours, to such information and assistance relating to the Acquired Assets (to the extent within the control of such party) as is reasonably necessary.

(b) After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance (to the extent within the control of such party) relating to Target, the Target Membership and the Acquired Assets (including, access to books and records) as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any claim, suit or proceeding related to any Tax return. Purchaser shall retain the books and records of Seller included in the Acquired Assets for a period of seven years after the Closing.

(c) Each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 5.03. Neither party shall be required by this Section 5.03 to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations.

SECTION 5.04 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of Seller and Purchaser may make internal announcements to their respective employees that are consistent with the parties' prior public disclosures regarding the transactions contemplated hereby after reasonable prior notice to and consultation with the other.

SECTION 5.05 Bulk Transfer Laws. Purchaser hereby waives compliance by Seller with the provisions of any so-called "bulk transfer law" of any jurisdiction in connection with the sale of the Acquired Assets to Purchaser.

SECTION 5.06 Further Assurances. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (at the expense of the requesting party), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, in the case of Seller , executing and delivering to Purchaser such assignments, deeds, bills of sale, consents, and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose.

SECTION 5.07 Purchase Price Allocation. On or prior to the Closing Date, Seller and Purchaser shall mutually agree on an allocation of the Purchase Price among the Acquired Assets according to the relative fair market values of such assets on the Closing Date. If Seller and Purchaser are unable to agree on such fair market values, Seller and Purchaser shall elect an independent appraisal firm to determine such values. The conclusions of such appraisal firm shall be conclusive and binding. The fees and expenses of such appraisal firm shall be shared equally by Seller and Purchaser.

ARTICLE VI

Conditions Precedent

SECTION 6.01 Conditions to Each Party's Obligation. The obligation of Purchaser to purchase and pay for the Acquired Assets and the obligation of Seller to sell the Acquired Assets to Purchaser is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

(a) No Injunctions or Restraints. No Applicable Law or Injunction enacted, entered, promulgated, enforced, or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

SECTION 6.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase and pay for the Acquired Assets is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Seller in this Agreement and the Ancillary Agreements that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect. Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing, and Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(c) Absence of Proceedings. There shall not be pending or threatened Proceeding, by any Governmental Entity or by any other person that has a reasonable likelihood of success, (i) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Purchaser or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Purchaser and its subsidiaries taken as a whole, (ii) seeking to prohibit or

limit the ownership or operation by Purchaser or any of its subsidiaries of any material portion of the business or assets of Purchaser or any of its subsidiaries, or to compel Purchaser or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Purchaser or any of its subsidiaries, in each case as a result of the Acquisition or any of the other transactions contemplated by this Agreement, or (iii) seeking to impose limitations on ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Acquired Assets.

(d) Title Insurance and Survey. Purchaser or Target (at Purchaser's option) shall have received at Purchaser's option, either (i) an ALTA Owner's Standard Coverage Title Insurance Policy; or (ii) an ALTA Extended Coverage Title Insurance Policy with respect to the Premises, issued by a nationally recognized title insurance company, insuring Purchaser in such amounts and together with such endorsements as Purchaser shall reasonably require (all such endorsements to be paid for by Purchaser unless otherwise agreed between the parties). Such title insurance policy shall insure fee simple title to the Premises, free and clear of all Liens and other matters other than those permitted by Section 3.07.

(e) Transfer Taxes. Seller (or the Current Owner) shall have prepared, executed and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Seller prior to Closing.

(f) Consents. Purchaser shall have received written consents from all third parties necessary or appropriate to effect the Acquisition, other than such consents the absence of which, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

(g) Due Diligence. Purchaser shall have determined in its sole discretion that the Acquired Assets are suitable for Purchaser's intended purpose.

SECTION 6.03 Conditions to Obligation of Seller. The obligation of Seller to sell, assign, convey, and deliver the Acquired Assets is subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser made in this Agreement and the Ancillary Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Purchaser Material Adverse Effect. Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(c) Transfer Taxes. Purchaser shall have prepared, executed, and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Purchaser prior to Closing.

(d) Absence of Proceedings. There shall not be pending or threatened any Proceeding by any Governmental Entity or by any other person that has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Seller or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Seller and its subsidiaries taken as whole.

SECTION 6.04 Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur.

SECTION 6.05 Effect of Certain Waivers of Closing Conditions. If prior to the Closing any party (the "waiving party") has knowledge of any breach by any other party of any representation, warranty, or covenant contained in this Agreement or any Ancillary Agreement, and such other party acknowledges in writing that the effect of such breach is a failure of any condition to the waiving party's obligations set forth in this Article VI and the waiving party proceeds with the Closing, the waiving party shall be deemed to have waived such breach and the waiving party and its successors, assigns, and affiliates shall not be entitled to be indemnified pursuant to Article VIII, to sue for damages or to assert any other right or remedy for any losses arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE VII

Termination, Amendment and Waiver

SECTION 7.01 Termination. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i) by mutual written consent of Seller and Purchaser;

(ii) by Seller if any of the conditions set forth in Sections 6.01 or 6.03 shall have become incapable of fulfillment, and shall not have been waived by Seller;

(iii) by Purchaser if any of the conditions set forth in Sections 6.01 or 6.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser; or

(iv) by Seller or Purchaser, if the Closing does not occur on or prior to March 31, 2023;

provided, however, that the party seeking termination pursuant to clause (ii), (iii) or (iv) is not then in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

(b) In the event of termination by Seller or Purchaser pursuant to this Section 7.01, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

(i) Purchaser shall return all documents and other material received from Seller relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Seller, and

(ii) all confidential information received by Purchaser with respect to the business of Seller shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

SECTION 7.02 Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 7.01, this Agreement shall become null and void and of no further force and effect. Nothing in this Section 7.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

SECTION 7.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or Seller, on the other hand, may waive compliance by the other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

ARTICLE VIII

Indemnification

SECTION 8.01 Indemnification by Seller. (a) From and after the Closing, Seller shall indemnify Purchaser and its affiliates and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and hold them harmless from, any loss, liability, claim, damage, or expense (including reasonable legal fees and expenses) ("Losses"), as incurred (payable promptly upon written request), to the extent arising from:

(i) any breach as of the Closing Date of any representation or warranty of Seller that survives the Closing and is contained in this Agreement or in any Ancillary Agreement (it being agreed and acknowledged by the parties that for purposes of Purchaser's right to indemnification pursuant to this Section 8.01 the representations and warranties of Seller shall be deemed not qualified by any references therein to materiality generally or to whether or not any breach results or may result in a Seller Material Adverse Effect);

(ii) actions necessary (as determined in Purchaser's reasonable discretion) to protect the health and safety of Purchaser's employees, agents, invitees and guests related to environmental conditions at the Premises existing as of the Closing, including without limitation any of the matters listed on Exhibit 8.01(a)(ii);

(iii) any breach of any covenant of Seller that survives the Closing and contained in this Agreement or in any Ancillary Agreement requiring performance after the Closing Date;

(iv) any Excluded Liability; and

(v) any fees, expenses or other payments incurred or owed by Seller to any brokers, financial advisors or comparable other persons retained or employed by it in connection with the transactions contemplated by this Agreement.

(b) Seller shall not be required to indemnify any person, and shall not have any liability under clauses (i), (ii) and (iii) of Section 8.01(a) in excess of the Escrowed Funds (it being understood that the funds held in the Escrow Account shall be the source of funding for any such indemnification claim), except that the limitation set forth in this Section 8.01(b) shall not apply to any claim for indemnification arising out of fraud or a breach of Section 3.01, 3.02, 3.03, 3.04 and 3.07 (collectively, the "Fundamental Representations"). The maximum aggregate liability for indemnification claims payable by Seller with respect to a breach of the Fundamental Representations shall be the Purchase Price.

(c) Except as otherwise specifically provided in this Agreement or in any Ancillary Agreement, Purchaser acknowledges that its sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement and the Ancillary Agreements, the Acquisition and the other transactions contemplated hereby and thereby, the Seller and its assets and liabilities (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VIII. In furtherance of the foregoing, Purchaser hereby waives, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) for damages it may have against Seller arising under or based upon this Agreement, any Ancillary Agreement, any document or certificate delivered in connection herewith, any Applicable Law (including any relating to environmental matters), common law or otherwise (except pursuant to the indemnification provisions set forth in this Section 8.01).

SECTION 8.02 Indemnification by Purchaser. From and after the Closing, Purchaser shall indemnify Seller, its affiliates, and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and agrees to hold them harmless from, any Loss, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to (i) any breach as of the Closing Date of any representation or warranty of Purchaser contained in this Agreement or in any Ancillary Agreement, (ii) any breach of any covenant of Purchaser contained in this Agreement or in any Ancillary Agreement, (iii) any Assumed Liability or (iv) any fees, expenses or other payments incurred or owed by Purchaser to any brokers,

financial advisors or other comparable persons retained or employed by it in connection with the transactions contemplated by this Agreement or by any Ancillary Agreement.

SECTION 8.03 Calculation of Losses. The amount of any Loss for which indemnification is provided under this Article VIII shall be net of any amounts actually recovered or recoverable by the indemnified party under insurance policies with respect to such Loss and shall be (i) increased to take account of any net Tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the indemnified party arising from the incurrence or payment of any such Loss. In computing the amount of any such Tax cost or Tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

SECTION 8.04 Termination of Indemnification. The obligations to indemnify and hold harmless any party, (i) pursuant to Section 8.01(a)(i) or 8.02(i), shall terminate when the applicable representation or warranty terminates pursuant to Section 8.06 and (ii) pursuant to the other clauses of Sections 8.01 and 8.02 shall survive the Closing indefinitely; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) pursuant to Section 8.05 to the party to be providing the indemnification.

SECTION 8.05 Procedures. (a) Third Party Claims. In order for a party (the "indemnified party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim") such indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim within 10 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure and except that the indemnifying party shall not be liable for any expenses incurred during the period in which the indemnified party failed to give such notice). Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days' time after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

(b) Assumption. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that such counsel is not reasonably objected to by the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such

defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the indemnifying party)), at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the Third Party Claim as provided above). If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction, or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

(c) Other Claims. In the event any indemnified party should have a claim against any indemnifying party under Section 8.01 or 8.02 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. Subject to Sections 8.04 and 8.06, the failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 8.01 or 8.02, except to the extent that the indemnifying party demonstrates that it has been prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 10 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.01 or 8.02, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.01 or 8.02 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.

(d) Mitigation. Purchaser and Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonably efforts to mitigate or resolve any such claim or liability; provided, however, that such party shall not be required to make such efforts if they would be detrimental in any material respect to such party. In the event that Purchaser or Seller shall fall to make such commercially reasonably efforts to mitigate or resolve any claim or liability, then (unless the proviso to the foregoing sentence shall be applicable) notwithstanding anything else to the contrary contained herein, the other party shall not be required to indemnify any person for any loss, liability, claim, damage or expense that could reasonably be expected to have been avoided if Purchaser or Seller, as the case may be, had made such efforts.

SECTION 8.06 Survival of Representations and Covenants. (a) The representations, warranties, covenants, and agreements contained in this Agreement and in any document delivered in connection herewith shall survive the Closing solely for purposes of this Article VIII as follows:

(i) the representations and warranties in Article III shall survive for eighteen (18) months following the Closing, except with respect to claims of fraud or intentional misrepresentation, which will survive for three (3) years following the date Purchaser either discovers or in the exercise of reasonable diligence, should have discovered, such fraud or intentional misrepresentations; and

(ii) the covenants in Article V shall survive for one (1) year following the Closing, unless another period of time is expressly provided in Article V.

SECTION 8.07 No Additional Representations. Purchaser acknowledges that it and its representatives have had a full opportunity to meet with the officers and employees of Seller to discuss the Acquired Assets. Purchaser acknowledges that (i) none of Seller or any other person has made any representation or warranty, expressed or implied, as to the Acquired Assets, or the accuracy or completeness of any information regarding the Acquired Assets furnished or made available to Purchaser and its representatives, except as expressly set forth in this Agreement, the Ancillary Agreements or the Schedules, (ii) Purchaser has not relied on any representation or warranty from Seller or any other person in determining to enter into this Agreement, except as expressly set forth in this Agreement, the Ancillary Agreements and the Schedules and (iii) none of Seller or any other person shall have or be subject to any liability to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any such information, including and any information, documents or material made available to Purchaser in any "data rooms", management presentations or in any other form in expectation of the transactions contemplated hereby. Purchaser acknowledges that, should the Closing occur, Purchaser shall acquire the Acquired Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an "as is" condition and on a "where is" basis, except as otherwise expressly set forth in this Agreement and the Ancillary Agreements.

ARTICLE IX

General Provisions

SECTION 9.01 Assignment. Other than as expressly set forth in this Article IX, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by Purchaser or Seller (including by operation of law in connection with a merger or consolidation of Purchaser or Seller) without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 9.01 shall be void.

SECTION 9.02 No Third-Party Beneficiaries. Except as provided in Article VIII and this Article IX, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 9.03 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

SECTION 9.04 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand, email or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, upon written confirmation of receipt when so delivered by email, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service) received, as follows:

(i) if to Purchaser, Attention: with a copy to:

American Battery Technology Company
100 Washington Street, Suite 100
Reno, Nevada 89503
Attention: Bret Meich, General Counsel
Email: bmeich@batterymetals.com

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.

7800 Rancharrah Parkway

Reno, Nevada 89511
Attention: Craig Etem

Email: cetem@fennemorelaw.com

(ii) if to Seller,

Linico Corporation
c/o Comstock Inc.
117 American Flat Road
Virginia City, Nevada 89440
Attention: Corrado DeGasperis, Executive Chairman & CEO
Email: degasperis@comstockinc.com

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
Attention: Clyde Tinnen
Email: ctinnen@foley.com

SECTION 9.05 Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any matter set forth in any provision, subprovision, section, or subsection of any Schedule shall, unless the context otherwise manifestly requires, be deemed set forth for all purposes of the Schedules. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

(b) For all purposes hereof:

"affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

"including" means including, without limitation.

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity, or other entity.

"subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such person.

SECTION 9.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. The reproduction of signatures by means of a photocopy or other electronic device (e.g., .PDF) shall be treated as though such reproductions are executed originals and each Party covenants and agrees to provide the other Party with a copy of this Agreement bearing original signatures upon request.

SECTION 9.07 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements or the Confidentiality Agreement.

SECTION 9.08 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 9.09 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of federal or state courts in Washoe County, Nevada, for the purposes of any suit, action, or other proceeding arising out of this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice, or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction in this Section 9.09. Each of Purchaser and Seller irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any Ancillary Agreement or the transactions contemplated hereby and thereby federal or state courts in Washoe County, Nevada, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to

agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 9.11 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Ancillary Agreements, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.11.

SECTION 9.12 Assignment: Third Party Beneficiary. Seller acknowledges that Purchaser may assign its rights hereunder to Bow River Capital Real Estate Fund III, LP ("Bow River"), and that Bow River would then lease the Premises to Purchaser. Seller acknowledges and agrees that in such event, all of Seller's representations, warranties, surviving obligations and indemnification obligations (subject to any limitations contained herein) would run to the benefit of Purchaser as a third-party beneficiary thereof.

SECTION 9.13 Specific Performance. Seller acknowledges that the transactions contemplated by this Agreement are unique and there is no adequate remedy at law if Seller should fail to perform any of its obligations hereunder in any material way. In addition to any other rights or remedies Buyer may have pursuant to this Agreement, Buyer shall have the right to obtain specific performance of the obligation of Seller hereunder.

[Signatures appear on following page]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

____

Name: Corrado DeGasperis
Title: Executive Chairman and President

AMERICAN BATTERY TECHNOLOGY COMPANY

____

Name: Ryan Melsert
Title: Chief Executive Officer

[Signature page to Amended & Restated Membership Interest Purchase Agreement]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

Name:
Title:

AMERICAN BATTERY TECHNOLOGY COMPANY

Ryan Melsert

Name: Ryan Melsert
Title: CEO / Chairman

[Signature page to Amended & Restated Membership Interest Purchase Agreement]

EXHIBIT A

The Land referred to herein below is situated in the County of Storey, State of Nevada, and is described as follows:

PARCEL I:

PARCEL 2015-20 OF RECORD OF SURVEY MAP NO. 122164, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 26, 2015, AS FILE NO. 122164, OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN PARCEL SITUATE WITHIN A PORTION OF SECTION TEN (10), TOWNSHIP NINETEEN (19) NORTH, RANGE TWENTY-TWO (22) EAST, MOUNT DIABLO MERIDIAN STOREY COUNTY, NEVADA, BEING PORTIONS OF PARCEL 2007-20 AS SHOWN ON RECORD OF SURVEY MAP, FILE NO. 106292 IN THE OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, PARCEL 2011-09 AS SHOWN ON RECORD OF SURVEY MAP, FILE NO. 115859 IN THE OFFICIAL RECORDS OF STOREY COUNTY, NEVADA AND PARCEL 2015-8 AS SHOWN ON RECORD OF SURVEY MAP, FILE NO. 122158 IN THE OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY LINE OF SAID PARCEL 2007-20, BEING ON THE WESTERLY RIGHT-OF-WAY OF PERU DRIVE, AS DEDICATED ON DOCUMENT NO. 110592 IN THE OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION 10 BEARS SOUTH 34°58'18" WEST, 4039.41 FEET SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, FROM WHICH THE RADIUS BEARS NORTH 83°54'19" EAST;
THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE, BEING COINCIDENT WITH THE EASTERLY LINES OF PARCELS 2007-20, 2015-8 AND 2011-09, 585.57 FEET ALONG THE ARC OF A 870.00 FOOT RADIUS CURVE, THROUGH A CENTRAL ANGLE OF 38°33'51";
THENCE LEAVING SAID WESTERLY RIGHT-OF-WAY LINE AND SAID EASTERLY PARCEL LINES, SOUTH 29°53'48" WEST, 328.12 FEET;
THENCE SOUTH 58°29'57" WEST, 74.47 FEET;
THENCE SOUTH 29°53'48" WEST, 222.94 FEET;
THENCE NORTH 70°13'20" WEST, 249.68 FEET;
THENCE NORTH 22°37'49" WEST, 752.29 FEET;
THENCE NORTH 67°22'11" EAST, 667.75 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS LEGAL DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 29, 2015 AS DOCUMENT NO. 122185.

PARCEL II:

A NONEXCLUSIVE EASEMENT FOR THE PURPOSE OF CONSTRUCTION, REPAIR AND MAINTENANCE OF A FILL SLOPE AND DRAINAGE CHANNEL AND RELATED DRAINAGE FACILITIES AS SET FORTH AND GRANTED BY DOCUMENT RECORDED MAY 29, 2015 AS INSTRUMENT NO. 122186, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA

EXHIBIT 8.01(A)(II)

Office Additional thorough wipe-down and lead testing
Factory Wipe down all building steel columns, roof girts
HVAC - Office Additional thorough unit and duct wipe-down and lead testing
HVAC - Office Filter replacements after cleaning
HVAC – Factory Filter replacements
HVAC - Factory Interior wipe down of all HVAC units
HVAC – Factory Interior wash or wipe down of all ducting
Factory Drain and cleanout of all sumps and trenches
Factory Interior wash and wipe down of all electrical panels
Water Treatment Draining and removal of all tank materials
Water Treatment Interior scrape, scrub, and wash of all steel tanks
Water Treatment Inspection, cleaning and repair of lamella clarifier
Water Treatment Inspection, cleaning and repair of filter press
Exhaust - Factory Testing of all smoke exhaust fans and automated louvers
Exhaust - Factory Cleaning of all louvers (at height)
Factory Floor Epoxy coat remaining factory floor
Machine Shop Removal and replacement of all sheetrock and ceiling tiles
Office Replacement of all ceiling tiles
Exhaust - Outdoor Complete rigging removal of elevated baghouse system
HVAC – Factory Coil removal and cleaning
Exhaust - Factory Testing of all smoke exhaust fans and automated louvers
Factory Re-paint all building steel columns, roof girts
Factory Floor Digging out existing sumps
HVAC – Office Testing and balancing of office HVAC equipment
Exhaust - Outdoor Replacement of VOC abatement system with fan & ducting

SCHEDULES

Schedule 1.02(a) – Acquired Assets

1. The land located at 2500 Peru Drive, McCarran, Nevada (the "**Land**")
2. Any and all improvements to the Land, including but not limited to the building and improvements thereon and all other appurtenances thereto or fixtures located thereon (together with the Land, the "**Real Property**")
3. Any and all water or water-related rights, appurtenant to the Real Property or held by TRIGID for the benefit of Seller or Current Owner
4. The Permits as set forth in Section 3.09 of these Schedules.

<table>
<tr><th colspan="2">AREA 1 – FACILITY FLOOR</th></tr>
<tr><td colspan="2">General inclusions as installed in the facility:
• All electrical panels, MCCs, and PLC/VFD cabinets including remaining internal equipment
• All HVAC units
• All utility piping, including compressed air, water, power, cable tray, condensate, natural gas
• All thermostats and existing HVAC Controls related equipment
• All electronic and internet equipment within control room space
• All fire suppression, fire alarm, and life safety equipment including safety showers
• All doors, frames, hardware including manual and electronic roll up doors
• All smoke exhaust fans and louvers
• All facility lighting, security cameras, and alarms</td></tr>
<tr><td>Item A1-3</td><td>PLC Panels and VFD panels</td></tr>
<tr><td>  </td><td>Miscellaneous enclosures for PLC and VFD hardware
Noted: most interior contents have been removed.</td></tr>
</table>

Item A1-4	**"MCC" Electrical Panel sets**
	Qty 3 As listed on permit drawings: 1. Motor Control Center Baghouse 2. Motor Control Center Refining 3. Motor Control Center Battery Breaking w/ Desulfurization
Item A1-5	**Catwalk & Operations Booth**
	Including railings Including installed utility routing and hangers
Item A1-6	**Compressed-Air system**
   	Ingersoll Rand Compressor #1 Ingersoll Rand Compressor #2 Air Dryer After-filter Receiver tank

<table>
<tr><td>Item A1-8</td><td>Bridge crane</td></tr>
<tr><td> </td><td>10 ton bridge crane as installed including hoist</td></tr>
<tr><td>Item A1-9</td><td>Electrical Distribution Panelboards</td></tr>
<tr><td> 
480 VOLTS</td><td>Misc. electrical switchboards and panelboards and grounding equipment as installed throughout the facility</td></tr>
<tr><td>Item A1-10</td><td>Transformers</td></tr>
</table>

	Misc transformers as installed throughout the facility
Item A1-12	**Control Room IDF Cabinet**
 	Networking distribution cabinet and associated hardware for ethernet connections throughout the shop floor
Item A1-13	**Racking**
 	All installed racking, with all pallets of material (e.g. maintenance consumables), excluding fire extinguishers

AREA 2 – WATER TREATMENT AREA

General inclusions:

- All tanks, electrical equipment, and mechanical equipment currently located within the space. Specifics highlighted below
- Piping, instrumentation, and electrical installations to remain intact

Item A2-1	**Tank with mixer**

	Qty 2 ~4k gal steel tank with mixer
Item A2-2	**Tank with Mixer**
	Qty 2 ~3.8k gal steel tank with mixer
Item A2-3	**Tank with Mixer**
	Qty 2 ~1k gal steel tank with mixer
Item A2-4	**Tank**

	Qty 2 ~5k gal poly tank
Item A2-5	**Dosing system**
	Qty 1 Dosing system with tank and dosing pump on rack
Item A2-6	**Dosing System**
	Qty 1 Dosing system, stick built, to include tank and pump
Item A2-7	**Clarifier**

	Qty: 1 Lamella Clarifier
Item A2-8	**Filter press + Mezzanine**
	Qty 1 Filter press with control panel and mezzanine as installed including plates. Control panel fully outfitted with PLC, HMI, and associated electrical gear
Item A2-9	**Pump**
	Qty 1 Centrifugal pump
Item A2-10	**Pneumatic Pumps**

	Qty 4 Pneumatic pumps as installed
Item A2-11	**Filter**

<table>
<tr><td></td><td>Qty 1
Mixed media filter (F-015)</td></tr>
<tr><td>Item A2-14</td><td>Water heaters</td></tr>
<tr><td></td><td>Qty 2
Bradford White electric "Water Recovery" heaters as installed</td></tr>
<tr><td colspan="2">AREA 3 – SITE AND YARD EXTERIOR</td></tr>
<tr><td colspan="2">General inclusions:
• All electrical transformers and switchgear
• All permanently installed equipment and building features</td></tr>
<tr><td>Item A3-1</td><td>Dust Collector Unit</td></tr>
<tr><td></td><td>Qty 2
Air exchange unit with dust collection box and associated equipment located within fenced area</td></tr>
<tr><td>Item A3-2</td><td>Central Baghouse System</td></tr>
</table>

  	Qty 1 Baghouse system with associated equipment, steel structure, canopy, filter box, fan, ducting, and stack located within fenced area
Item A3-4	**Pad Mounted Transformer and Switchgear**
	NV Energy 2500 KVA transformer Eaton Switchgear
Item A3-5	**Screw Conveyor**

	Screw Conveyor into building
Item A3-6	**Air Handler**

  	Qty 2 100% outside air handling units Including coupled Dunham-Bush DX air-cooled chillers
Item A3-8	**Diesel Generator**
 TD600 	Qty 1 TD600 installed diesel generator as connected to existing switchgear

Item A3-9	**Truck weigh scale**
	Qty 1 In-ground truck weigh scale system (as installed)
Item A3-10	**4000A and 5000A switchgear**
   Medium Voltage Switchgear Assembly Master P.L.: Section No.1 Of 2 Date: 60Hz. 125 40 kA 25 kA	Eaton switchgear as installed, fed by NV Energy transformer.

AREA 4 – Office and Workplace Spaces

General inclusions:

- All existing locker room outfitting
- Hot water distribution serving locker rooms
- All flooring
- All doors, frames hardware, lighting
- All lab benches
- All badging equipment and badges, keys
- All existing office and labs HVAC systems and equipment
- All nitrogen and gas piping supplied to the lab space
- All furniture, furnishings, office and other supplies, vehicles, and other tangible personal property owned by Seller that are located on the Premises, including desks, tables, chairs, file cabinets, racks, cubicles and other storage devices and office supplies.

Item A4-1	**IT Equipment**
	All equipment in the data center IT rack required for the building to function including the server rack, cables, patch panels, power supplies, UPSs. EXCLUDED: any data storing devices.

Schedule 1.02(b) – Excluded Assets

1. Nitrogen generator and all nitrogen generation ancillary equipment.
2. Rotex screen.
3. New Victaulic fittings and nitrogen supply installation parts (green pipe and fittings).
4. New in crate heater control panels supplied by HKM.
5. All contents in Chris Patterson's office.
6. Tools and ladders.

Schedule 3.07 – Permitted Liens

1. Reservations and provisions as contained in Patent from the United States of America, recorded October 07, 1957, in Book 64, Page 157 of Deeds, as Instrument No. 24119.

2. Reservation contained in Deed reserved by C-W Nevada Incorporation, a Nevada corporation, recorded August 18, 1987 in Book 60, Page 41 as Document No. 60225, Official Records of Storey County, Nevada

3. Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded September 25, 1998 Book 123, Page 945 as Instrument No. 83412 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

4. A document entitled "Notice of Assignment of Declarant Rights and Assumption of Obligations" recorded October 02, 2014 as Instrument No. 121044 of Official Records.

5. A declaration of annexation recorded May 29, 2015 as Instrument No. 122184 of Official Records.

6. The right to levy certain charges or assessments against the land which shall become a lien if not paid as set forth in the above declaration of restrictions, and is conferred upon TRI Owners' Association, a Nevada non-profit association.

7. A document entitled "Request for Copy of Notices of Default and Sale Pursuant to Nevada Revised Statute 107.090 and 116.31168" recorded June 8, 2016 as Instrument No. 124122 of Official Records.

8. The terms and provisions contained in the document entitled "Memorandum of Development Agreement" recorded February 08, 2000 in Book 133, Page 635 as Instrument No. 86804 of Official Records.

9. Easements, dedications, reservations, provisions, relinquishments, recitals, certificates, and any other matters as provided for or delineated on Survey Map No. 122164 referenced in the legal description contained herein. Reference is hereby made to said plat for particulars.

10. Mineral Reservation as contained in Deed recorded May 29, 2015 as Instrument No. 122185 of Official Records.

11. The terms and provisions contained in the document entitled "Slope, Drainage & Maintenance Easement" recorded May 29, 2015 as Instrument No. 122186 of Official Records.

12. An easement for public utilities and incidental purposes in the document recorded February 26, 2016 as Instrument No. 123601 of Official Records.

13. An easement for public utilities and incidental purposes in the document recorded December 06, 2018 as Instrument No. 128800 of Official Records.

14. An easement for public utilities and incidental purposes in the document recorded December 06, 2018 as Instrument No. 128801 of Official Records.

15. A document entitled "Consent to Encumbrance" recorded September 30, 2022 as Instrument No. 136852 of Official Records.

16. Any encroachment, encumbrance, violation, variation or adverse circumstance affecting title, including discrepancies, conflicts in boundary lines, shortages in area, or any other facts that would be disclosed by an accurate and complete land survey of the Land, and that are not shown by the public records.

17. Taxes and assessments not yet due, if any, of the Tri General Improvement District.

18. Any facts, rights, interests or claims which would be disclosed by a correct ALTA/NSPS survey.

Schedule 3.09 – Permits

1. TRI GID Will Serve Commitment dated Dec 16, 2015.

2. Nevada Division of Environmental Protection ("**NDEP")** Class II Air Quality Permit, Permit No. AP5051-3711, Facility ID No. A1917

3. RCRA U.S. EPA Hazardous Waste Report 2021, EPA ID No. 000 092 049, expires April 30, 2024.

4. Written Determination, dated August 22, 2022, by the NDEP Bureau of Sustainable Materials, for the recycling of hazardous waste (used lithium ion batteries) at the facility located at 2500 Peru Dr McCarran, NV (EPA ID# NVR000092049).

5. Authorization to Discharge to Public Sewer, Permit No. LINICO2022, from TRIGID to Seller.

Schedule 3.10 –Environmental Reports relating to the Premises

1. Letter Re: Summary Of Lead Decontamination, Cleaning, And Sampling Activities, Aqua Metals, 2500 Peru Drive, McCarran, Nevada, 8943, dated August 19, 2022, from McGinley & Associates: A Universal Engineering Sciences Company.

2. Letter Re: Soil Sampling Report, 2500 Peru Drive, APN 009-267-13, Tahoe Reno Industrial Center (TRIC), Storey County, Nevada (Site), dated December 5, 2022, from McGinley & Associates: A Universal Engineering Sciences Company.

Schedule 3.15 – Condition of the Acquired Assets

- Minor roof leaks
- See Environmental Reports referenced in Schedule 3.10

SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT

This SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), dated as of April 21, 2023, by and between LINICO CORPORATION, a Nevada corporation ("Seller"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation ("Purchaser").

RECITALS

Seller and Purchaser (together, the "Parties" and each a "Party") entered into that certain Membership Interest Purchase Agreement on March 1, 2023 (the "Original Purchase Agreement"), and that certain Amendment to Membership Interest Purchase Agreement on March 31, 2023 (the "Amendment"), as amended and restated pursuant to that certain Amended and Restated Membership Interest Purchase Agreement dated April 6, 2023 (the "First AR Agreement," and, together with the Original Purchase Agreement and the Amendment, the "Purchase Agreement").

The Parties desire to make certain changes to the Purchase Agreement and this Agreement is intended to incorporate those changes and otherwise amend, restate and supersede the Purchase Agreement in its entirety.

The Parties wish to modify or clarify the manner in which the Purchase Price is paid in the following manner: (a) a non-refundable and irrevocable delivery of a cash payment of $5,000,000 (the "First Deposit"), which was delivered on April 6, 2023; (b) a non-refundable and irrevocable delivery of a cash payment of $7,000,000 (the "Second Deposit") on or prior to April 21, 2023; (c) a non-refundable and irrevocable delivery of a cash payment of $3,000,000 (the "Third Deposit") on or prior to May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million); (d) a non-refundable and irrevocable delivery of 10,000,000 restricted common shares issued by Purchaser (the "Shares"), which was delivered on April 6, 2023, the net cash proceeds of which shall be applied toward (i.e., reduce) $6,600,000 of the Purchase Price, including a portion of which shall constitute the Escrowed Funds (as defined below). "Escrowed Funds" means $1,500,000 of the net cash proceeds from the sale of the Shares, after Seller has received $5,100,000 in net cash proceeds from the sale of the Common Shares.

The Parties agree that Purchaser's performance of certain obligations must be performed in accordance with the following deadlines (the "Closing Deadlines") or this Agreement is subject to termination under Section 7.01(a)(iv). The Closing Deadlines are (i) May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million) if the Third Deposit is not timely paid on or prior to May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million), (ii) May 31, 2023 if the June Extension Fee (as defined below) is not paid on or prior to May 31, 2023, or (iii) June 30, 2023 if and only if the Third Deposit is timely paid on or prior to May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million) and the June Extension Fee is timely paid on or prior to May 31, 2023, in consideration of Purchaser's agreement to disburse the First Deposit on the date of the First AR Agreement to Seller or Comstock Inc., a Nevada corporation ("Comstock"), as directed by Seller, Purchaser's agreement to disburse the Second

Deposit to Comstock on or prior to April 21, 2023, Purchaser's agreement to disburse the Third Deposit to Comstock on or prior to May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million), Seller's agreement to accept the Shares as part of the Purchase Price, Seller's agreement not to terminate the Purchase Agreement prior to the Closing Deadline (as it may be extended pursuant to this Agreement) and Seller's agreement to cause Comstock to acquire the Premises (as defined below) by Purchasing the Target Membership (as defined below) in accordance with the Restructuring (as defined below) and, once all conditions to closing are satisfied, cause Comstock to convey the Target Membership to Purchaser.

The Parties also desire to provide for a Pre-Closing Lease (as defined below) of the Premises from Seller to Purchaser for the period between the date the Second Deposit is delivered to Seller and the Closing.

Subject to the foregoing and on the terms and conditions set forth below, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller 100% of the membership interests in Aqua Metals Transfer, LLC, a Nevada limited liability company (the "Target"), to which Seller will cause a third party to convey certain assets, upon the terms and subject to the conditions of this Agreement.

Accordingly, the parties hereby agree that the Purchase Agreement is amended and restated in its entirety as follows:

ARTICLE I

Purchase and Sale of Acquired Assets

SECTION 1.01 Purchase and Sale. (a) On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2.01), Seller shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from Seller, 100% of the outstanding limited-liability company membership interests in Target (the "Target Membership") for (i) an aggregate purchase price of $21,000,000 (the "Purchase Price"), payable as set forth in Section 2.02, and (ii) the assumption of the Assumed Liabilities (as defined in Section 1.03(a)). On or immediately prior to the Closing, Seller shall cause the following transactions (collectively, the "Restructuring") to occur: (i) Aqua Metals Reno Inc., a Delaware corporation (the "Current Owner"), shall form the Target as a wholly-owned subsidiary of the Current Owner; (ii) the Current Owner and Seller shall convey all of the rights, title, and interest in, to, and under the Acquired Assets (as defined in Section 1.02(a)) to the Target, as of the Closing; and (iii) the Current Owner shall assign, transfer, convey, and deliver to Comstock, and Comstock shall accept and acquire from the Current Owner, 100% of the Target Membership. The Restructuring, the purchase and sale of the Target Membership and the assumption of the Assumed Liabilities is referred to in this Agreement as the "Acquisition."

(b) Seller shall deliver the Escrowed Funds to SRS Acquiom (or such other party that is mutually acceptable to Purchaser and Seller, the "Indemnity Escrow Agent"), to be held in an escrow account (the "Escrow Account") where said amount of the Escrowed Funds shall

be available for indemnification claims made by Purchaser pursuant to Article VIII of this Agreement and Article VIII of that certain Asset Purchase Agreement dated March 1, 2023, between Seller and Purchaser. Seller will deliver the Escrowed Funds to the Indemnity Escrow Agent by delivering the net cash proceeds from the sale of Common Shares, but only after Seller has received net cash proceeds from the sale of Common Shares or such net cash proceeds equal to $5,100,000. The foregoing obligation of Seller will survive the Closing. The Escrowed Funds shall be held for a period not to exceed eighteen (18) months following the Closing, invested and distributed pursuant to the terms and conditions of the Escrow Agreement dated the date hereof (the "Escrow Agreement") among Seller, Purchaser and the Indemnity Escrow Agent on the Closing. The Escrowed Funds (if any) deposited with Indemnity Escrow Agent, as provided in the Escrow Agreement, shall be credited towards the Purchase Price.

SECTION 1.02 Acquired Assets and Excluded Assets. (a) The term "Acquired Assets" means all the following assets of the Target as of the Closing:

(i) the real property located in Storey County, Nevada, described on Exhibit A hereto (the "Land") and having an address of 2500 Peru Drive, McCarran, NV, together with all listed real property, leaseholds, and other interests in real property, in each case together with the Target's right, title and interest in the building and improvements thereon and all other appurtenances thereto or fixtures located thereon, including without limitation water or water-related rights related to or appurtenant to the Land (the "Premises"), it being understood that Seller is currently only entitled to acquire the Premises pursuant to that certain Industrial Lease dated as of February 15, 2021 (the "Lease"), by and between Seller and the Current Owner (such right to acquire the Premises, the "Underlying Acquisition"), and it being understood that Seller intends to consummate the Restructuring in lieu of consummating the Underlying Acquisition;

(ii) furniture, furnishings, office and other supplies, vehicles, and other tangible personal property owned by Seller that are located on the Premises, including desks, tables, chairs, file cabinets, racks, cubicles and other storage devices and office supplies; and

(iii) all listed Permits (as defined in Section 3.09) of Seller.

(b) The term "Excluded Assets" means:

(i) all assets other than the Acquired Assets, including without limitation, all rights of Seller under this Agreement and the other agreements and instruments executed and delivered in connection with this Agreement (the "Ancillary Agreements").

SECTION 1.03 Assumption of Certain Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, Purchaser shall assume, effective as of the Closing, and from and after the Closing Purchaser shall pay, perform, and discharge when due, all the liabilities, obligations, and commitments of Seller arising from or related to the Acquired Assets to the extent such liabilities, obligations, and commitments relate to the period from and after the Closing (the "Assumed Liabilities").

(b) Notwithstanding, any other provision of this Agreement, Purchaser shall not assume any liabilities, obligations, and commitments of Seller other than those described in Section 1.03(a), each of which shall be retained and paid, performed and discharged when due by Seller (such retained liabilities, the "Excluded Liabilities").

(c) Seller represents that through Purchaser's acquisition of the Target Membership, Purchaser will acquire, indirectly, the Acquired Assets free and clear of all liabilities, obligations, and commitments of Seller, other than the Assumed Liabilities, and free and clear of all Liens (as defined in Section 3.06), other than Permitted Liens (as defined in Section 3.06).

ARTICLE II

The Closing

SECTION 2.01 Deposit; Shares; Access and Closing Date.

(a) The closing of the Acquisition (the "Closing") shall take place on or before the Closing Deadline, at the offices of Transaction Escrow Agent, or at such other place, time, and date as shall be mutually agreed between Seller and Purchaser. If the Closing occurs later than May 31, 2023, the Purchaser shall pay an additional non-refundable payment of $250,000 in cash (the "June Extension Fee") to the Seller on or prior to May 31, 2023. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

(b) Purchaser delivered the First Deposit to Comstock on April 6, 2023.

(c) Purchaser will deliver the Second Deposit to Comstock on or before April 21, 2023 and Purchaser will deliver the Third Deposit to Comstock on or before May 12, 2023 (or, if earlier, on the second day after Purchaser receives cash in excess of $5 million).

(d) Concurrently with execution of the First AR Agreement, Purchaser delivered to Seller an executed stock power (the "Stock Power") conveying the Shares to Comstock.

(e) Purchaser will cause a registration statement on Form S-3 for the resale of the Shares by Comstock to be filed with the U.S. Securities and Exchange Commission (the "SEC") as soon as contractually and lawfully permissible but no later than May 15, 2023.

(f) Prior to Closing, Seller will cause Comstock to acquire the Premises by purchasing the Target Membership in accordance with the Restructuring and, once all conditions to closing are satisfied, to cause Comstock to convey the Target Membership to Purchaser.

(g) As soon as reasonably practicable, Seller and Purchaser will enter into a lease of the Premises (the "Pre-Closing Lease"), the term of which will commence on the date the Second Deposit is delivered to Seller and terminate on the Closing. Rent thereunder will be $1 per month until the Closing Deadline and then $175,000 per month thereafter, payable on July 1st and the first day of each month thereafter. The Pre-Closing Lease will allow Purchaser and its contractors and agents to operate Purchaser's business of recycling lithium-ion batteries as well

as for purposes of storage and to effect environmental remediation of the Premises. All other terms will be commercially reasonable. Any out-of-pocket and documented remediation costs Purchaser expends during the term of the Pre-Closing Lease that would be subject to reimbursement from the funds held in the Escrow Account will be delivered to Purchaser from the Escrowed Funds.

(h) Comstock will be entitled to receive all consideration payable to Seller under this Agreement. Payment to Comstock by Purchaser of the consideration described in this Agreement shall satisfy all amounts payable to Seller under this Agreement. Purchaser agrees to accept all directions from Corrado DeGasperis as to whether Seller or Comstock shall receive consideration payable.

(i) The Shares shall be deposited in a brokerage account identified in writing by Seller (or Comstock, as the case may be).

(j) Promptly after the registration statement on Form S-3 registering the Shares for resale without restriction is declared effective by the SEC (all shares of common stock of Purchaser that that may legally resold by Seller without restriction, "Common Shares"), Seller covenants and agrees to use reasonable best efforts to promptly sell the Common Shares, provided that Seller may not sell more than five hundred thousand (500,000) Common Shares per trading day or 20% of the daily trading volume, whichever is higher. Each of the Parties acknowledge and agree that Seller or Comstock may transfer all or part of the Common Shares in an amount greater than five hundred thousand (500,000) Shares to one or more broker-dealers or intermediaries in one or more transactions, so long as such broker-dealers or intermediaries collectively do not sell more than five hundred thousand (500,000) Common Shares per trading day. Seller covenants and agrees to provide (or cause Comstock to provide, if applicable) notice to Purchaser each time that Seller sells Common Shares of Purchaser and the net cash proceeds resulting from such sales until all Common Shares are sold. For the sake of clarity, net cash proceeds shall be the proceeds received by Seller (or Comstock, as the case may be) net of all commissions, discounts, transfer fees or taxes, or other costs directly related to such sale.

(k) If all of the Shares (or Common Shares for which the Shares have been exchanged) are sold and the aggregate net cash proceeds from such sales are less than $6,600,000 (such amount less than $6,600,000, the "Shortfall"), then Purchaser shall pay Seller (or Comstock, as the case may be), at Purchaser's option: (a) cash equal to the Shortfall or (b) by issuance of additional Shares in a quantity reasonably estimated by Purchaser to yield an amount to Seller equal to the Shortfall. If Purchaser elects to issue additional Shares pursuant to subclause (b), above, and, after sale of those additional Shares (or Common Shares for which the Shares have been exchanged), a Shortfall remains after fifteen (15) days, Purchaser will either pay the remaining Shortfall in cash or continue to issue additional Shares in accordance with subclause (b), above, until no Shortfall remains.

(l) Upon the sale of Common Shares yielding net cash proceeds to Seller (or Comstock, as the case may be) of $5,100,000 (or a combination of such net cash proceeds and cash from Purchaser as contemplated by Section 2.01(k)), and upon Seller and Purchaser satisfying all conditions for Closing, Seller and Purchaser shall immediately notify the

Transaction Escrow Agent of the same and shall cause the Closing to occur as soon as reasonably practicable thereafter.

(m) Purchaser shall be permitted at any time prior to the Closing Deadline to prepay Comstock or Seller the remaining portion of the Purchase Price then not received by Comstock in order to expedite the occurrence of the Closing.

(n) The provisions of Sections 2.01(i) and (j) above will survive the Closing until Seller has received the full amount of the Purchase Price (subject to any adjustments set forth in this Agreement).

SECTION 2.02 Transactions To Be Effected at the Closing. At the Closing:

(a) Prior to or simultaneously with the Closing, Seller shall cause Target to acquire the Premises from the Current Owner pursuant to the Restructuring. If Seller acquires the Premises, it will promptly convey the Premises and the other Acquired Assets to Target. In connection with the Restructuring, on the Closing, Seller shall cause the Current Owner to **deliver to First American Title Company of Nevada ("Transaction Escrow Agent") such** appropriately executed deeds (in recordable form), bills of sale, assignments, and other instruments of transfer relating to the transfer of the Acquired Assets to Target and the Current Owner shall execute and deliver an assignment of the Target Membership to Seller, in form and substance reasonably satisfactory to Purchaser and its counsel; and

(b)

SECTION 2.03 Risk of Loss. Until the Closing, any loss of or damage to the Acquired Assets from fire, casualty or any other occurrence not covered by insurance payable to Purchaser shall be the sole responsibility of Seller.

SECTION 2.04 Closing Costs. Each party will be responsible for the cost of such **party's legal, accounting, and other costs, other than as expressly set forth herein. Seller and** Purchaser will share the costs of real property transfer taxes (if any). Purchaser will be responsible for the costs of the Transaction Escrow Agent and the Indemnity Escrow Agent. Seller will be responsible for the cost of an ALTA Standard Coverage policy of title insurance in the amount allocable to the real estate and recording and filing fees for all conveyance documents (e.g., a deed to Target), in an amount not to exceed $25,000 (with Purchaser paying any costs in excess of $25,000). If Purchaser desires an ALTA Extended Coverage policy of title insurance, Purchaser will be responsible for the difference in cost between such Extended Coverage policy and that of the Standard Coverage policy. Seller will be responsible for any and all liabilities, obligations, and expenses related to the Acquired Assets relating to a period prior to the Closing Date (other than any such items that constitute Assumed Liabilities), and Purchaser will be responsible for all such items relating to the period beginning on the Closing Date (other than any such items that constitute Excluded Liabilities). Real estate taxes and other taxes, charges, and assessments that cover a period including the Closing Date will be prorated and the Seller Amount will be adjusted to account for such prorations. Utility expenses will not be prorated and the parties will cooperate to cause all applicable utilities to be placed in **Target's name effective on the**

Closing date. All other closing costs will be paid in accordance with the custom and practice for real estate transactions taking place in northern Nevada.

ARTICLE III

Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

SECTION 3.01 Organization, Standing, and Power. Seller is duly incorporated, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 3.02 Authority Execution and Delivery: Enforceability. Seller has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Seller of each of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Seller has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.03 Formation and Ownership of Target. The Current Owner formed Target as a single-member, Nevada limited liability company. As of the Closing, after giving effect to the Restructuring, Seller will be the sole owner of Target. As of Closing, Target will have had no business activity of any kind other than the Restructuring.

SECTION 3.04 No Conflicts: Consents. None of (a) The execution and delivery by Seller of this Agreement; (b) the execution and delivery by Seller of each Ancillary Agreement to which it is, or is specified to be, a party; (c) consummation of the Acquisition and the other transactions contemplated hereby and thereby, nor (d) compliance by Seller with the terms hereof and thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the Acquired Assets under, any provision of (i) the certificate of incorporation or by-laws of Seller, (ii) any Contract to which Seller is a party or by which any of the Acquired Assets is bound or (iii) any judgment, order or decree ("Judgment") **or statute, law, ordinance, rule or regulation ("Applicable Law") applicable to** Seller or the Acquired Assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to a material adverse effect on (y) the Acquired Assets, or (z) the ability of Seller to consummate the Acquisition and the other transactions contemplated hereby (a **"Seller**

Material Adverse Effect"). No consent, approval, license, permit, order, or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local, or foreign government or any court of competent jurisdiction, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required to be obtained or made by or with respect to Seller in connection with the execution, delivery, and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

SECTION 3.05 Underlying Acquisition. Seller has performed all material obligations required to be performed by Seller under the Lease, and Seller is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of Seller, the Current Owner is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. Seller has not received any notice, nor does it have any knowledge, of the intention of the Current Owner to terminate the Lease.

SECTION 3.06 [Intentionally omitted].

SECTION 3.07 Real Property. Seller has good and valid title to the leasehold interest presently owned in the Premises, and, at the Closing will convey or will cause to be conveyed to Purchaser, good and insurable fee title to the Premises, free and clear of all Liens, except (i) such as are set forth in Schedule 3.07, (ii) easements, covenants, rights-of-way and other similar restrictions of record, (iii) any conditions that may be shown by a current, accurate survey or physical inspection of the Premises made prior to Closing and (iv) (A) zoning, building and other similar restrictions and (B) unrecorded easements, covenants, rights-of-way, and other similar restrictions. None of the items set forth in clause (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected materially to impair, the continued use and operation of the Premises as presently conducted and do not constitute monetary encumbrances.

SECTION 3.08 [Intentionally omitted].

SECTION 3.09 Permits. Schedule 3.09 sets forth all material certificates, licenses, permits, authorizations and approvals, subject to the removal of proprietary information of the Seller and its partners ("Permits") issued or granted to Seller by Governmental Entities that relate to the Premises. Except as set forth in Schedule 3.09, (i) all such Permits are validly held by Seller, and Seller has complied in all material respects with all terms and conditions thereof, (ii) during the past two years, Seller has not received notice of (nor does it have any knowledge of) any Proceedings relating to the revocation or modification of any such Permits, and (iii) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition.

SECTION 3.10 Environmental Matters. Seller has provided Purchaser with certain environmental reports relating to the Premises, which reports are identified in Schedule 3.10

(the "Environmental Reports"). Except as set forth in the Environmental Reports, Seller has not received any written communication from a Governmental Entity that alleges that any activity on the Premises is not in compliance in any material respect with any Environmental Law, (ii) Seller holds, and is in compliance with, all material Permits under the Environmental Laws (as defined below) required to conduct the activities conducted by Seller to date on the Premises and Seller's activities on the Premises are in material compliance with all Environmental Laws, (iii) Seller has no knowledge of any environmental reports, audits, data, and other information, other than those set forth in Schedule 3.10, that disclose material environmental liabilities and (iv) Seller has not entered into or agreed to any court decree or order and are not subject to any Judgment relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Materials (as defined below) under any Environmental Law. Except as set forth in Schedule 3.10, there are no aboveground or underground storage tanks on or under the Premises and Seller has no knowledge that either has ever existed on the Premises. The term "Environmental Laws" means any and all Applicable Laws, Judgments and Permits issued, promulgated or entered into by any Governmental Entity, relating to the environment, preservation or reclamation of natural resources, or to the management, Release (as such term is defined below) or threatened Release of Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et see,. ("CERCLA"), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. §§ 7401 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. □ 6902-6992k, the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq, in each case, as amended, and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder. The term "Hazardous Materials" means all explosive or regulated radioactive materials or substances, hazardous or toxic substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, and all other materials or chemicals regulated pursuant to any Environmental Law, including materials listed in 49 C.F.R. § 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA. The term "Release" means any spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, emanation, or migration of any Hazardous Materials in, into, onto, or through the environment (including ambient air, surface water, ground water, soils, land surface, subsurface strata, or workplace).

SECTION 3.11 Transformers. Seller has never installed or used any transformer on the Premises that contained polychlorinated biphenyls' compounds, and to Seller's knowledge, there are no and never have been any polychlorinated biphenyls' compounds stored or used on the Premises.

SECTION 3.12 Asbestos. Seller has not installed or stored, and has no knowledge of the use, installation or storage, of asbestos, asbestos containing material, compounds or lead based paint on or at the Premises.

SECTION 3.13 Mechanic's Liens. No labor has been performed or material furnished for the Premises or any part thereof for which a mechanic's or materialman's lien or liens, or any other lien, can be claimed by any person or entity, for which Seller has not heretofore fully paid or will have paid by the Closing.

SECTION 3.14 Utilities. All water, sewer, electric and telephone facilities and all other utilities required for the use and operation of the Premises as conducted by Seller to date ("Seller's Activities") are installed at the Premises and duly connected and can be used in such manner without charge except the normal and usual nondiscriminatory utilities charges. The utilities presently connected to the Premises are adequate to service Seller's Activities.

SECTION 3.15 Condition of Premises. Other than as set forth on Schedule 3.15, to Seller's knowledge: (a) the Acquired Assets are in good working condition; and (b) the buildings and improvements included in the Premises were constructed in a good, workmanlike manner and in compliance with all applicable laws, rules and regulations of and with all applicable covenants, conditions, and restrictions and the building and improvements included in the Premises and all parts thereof are structurally safe and sound. Such building and improvements have been maintained to the date hereof and are in good condition except for ordinary wear and tear. All such wear and tear is patent and, Seller has no knowledge that there are any structural or latent defects in such building or improvements. Since December 1, 2022, Seller has conducted its business in the ordinary course, consistent with past practice, including without limitation, reasonably diligent maintenance of the Acquired Assets.

SECTION 3.16 Condemnation. Seller has received no notice and has no knowledge of: (a) any condemnation or zoning proceedings, (b) any plan, study, or effort, which would affect the use and operation of the Premises for its intended purpose.

SECTION 3.17 Zoning; CC&Rs. Seller has received no notice and has no knowledge that the Premises or Seller's Activities thereon are in violation of any zoning laws or regulations or any covenants, conditions, or restrictions affecting the Premises.

SECTION 3.18 Judgments. To Seller's knowledge, no judgment, order, injunction, decree, or ruling of any court or governmental authority exists by which Seller, the Premises or Seller's Activities are bound, or to which any of them are subject, which in any manner affects ownership or operation of the Premises.

SECTION 3.19 Investigation Materials. Seller has provided Purchaser with originals or copies of any and all leases, records, maps, surveys, test reports, environmental assessments, engineering studies, repair records, warranties, and all other documents and materials in Seller's possession or control relating to the Acquired Assets. Other than as previously disclosed to Buyer in writing through these documents or other written disclosure, and pursuant to Section 3.15, Seller has no knowledge of any material defects or flaws in the building, the equipment, or the other Acquired Assets.

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller, as of the date of this Agreement, as follows:

SECTION 4.01 Organization. Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 4.02 Authority; Execution and Delivery; and Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.03 No Conflicts; Consents. The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Purchaser with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its subsidiaries under, any provision of (i) the certificate of incorporation or by-laws of the Purchaser or any of its subsidiaries, (ii) any Contract to which Purchaser or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Purchaser or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse on the ability of Purchaser to consummate the Acquisition and the other transactions **contemplated hereby (a "**Purchaser Material Adverse Effect**"). No Consent of or registration, declaration or filing with any Governmental Entity is** required to be obtained or made by or with respect to Purchaser or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Exchange Act.

SECTION 4.04 Availability of Funds. Purchaser has cash available or has existing borrowing facilities that are sufficient to enable it to consummate the Acquisition.

SECTION 4.05 Securities Law Representations.

(a) Securities Act of 1933. The Purchaser understands that the Target Membership has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption therefrom and that the Target Membership must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Target and its counsel, that such registration is not required. The Purchaser acknowledges that the Target has no obligation to register or qualify the Target Membership.

(b) Investment Purpose. The Purchaser is acquiring and will hold the Target Membership for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(c) Securities Exchange Act of 1934. The Purchaser will not sell, transfer or otherwise dispose of the Target Membership in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder.

(d) Adequate Information. The Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Target Membership, and the Purchaser has had an opportunity to ask questions and receive answers from the Seller regarding the terms and conditions of the issuance of the Target Membership. The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risk of this investment.

(e) Risk of Loss. The Purchaser is aware that its investment in the Target is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser acknowledges that this Agreement can have material income tax consequences for the Purchaser, but neither Seller nor the Target has rendered any tax advice to Purchaser.

(f) Accredited Investor. The Purchaser qualifies as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

(g) No "Bad Actor" Disqualification. The Purchaser represents and warrants that neither the Purchaser nor any person who controls the Purchaser is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act.

ARTICLE V

Covenants

SECTION 5.01 Access to Information. Seller shall afford to Purchaser and its accountants, counsel, and other representatives reasonable access, upon reasonable notice

during normal business hours during the period prior to the Closing, to all the personnel, properties, books, contracts, and records of Seller related to the Acquired Assets (other than the Excluded Assets), and during such period shall furnish promptly to Purchaser any information concerning the Acquired Assets as Purchaser may reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of Seller.

SECTION 5.02 Brokers or Finders. Each of Purchaser and Seller represent, as to itself and its affiliates, that no agent, broker, investment banker, or other firm or person is or **will be entitled to any broker's or finder's fee or any other commission or similar fee in** connection with any of the transactions contemplated by this Agreement.

SECTION 5.03 Post-Closing Cooperation. (a) Purchaser and Seller shall cooperate with each other, and shall cause their officers, employees, agents, and representatives to cooperate with each other, for a period of 180 days after the Closing to ensure the orderly transition of the Target Membership and, indirectly, the Acquired Assets from Seller to Purchaser and to minimize any disruption that might result from the transactions contemplated hereby. After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other and their employees, counsel, and representatives access, during normal business-hours, to such information and assistance relating to the Acquired Assets (to the extent within the control of such party) as is reasonably necessary.

(b) After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance (to the extent within the control of such party) relating to Target, the Target Membership and the Acquired Assets (including, access to books and records) as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any claim, suit or proceeding related to any Tax return. Purchaser shall retain the books and records of Seller included in the Acquired Assets for a period of seven years after the Closing.

(c) Each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 5.03. Neither party shall be required by this Section 5.03 to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations.

SECTION 5.04 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of Seller and Purchaser may make internal announcements to their respective employees that are **consistent with the parties' prior public disclosures regarding the transactions contemplated** hereby after reasonable prior notice to and consultation with the other.

SECTION 5.05 Bulk Transfer Laws. Purchaser hereby waives compliance by Seller with the provisions of any so-called "bulk transfer law" of any jurisdiction in connection with the sale of the Acquired Assets to Purchaser.

SECTION 5.06 Further Assurances. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (at the expense of the requesting party), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, in the case of Seller , executing and delivering to Purchaser such assignments, deeds, bills of sale, consents, and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose.

SECTION 5.07 Purchase Price Allocation. On or prior to the Closing Date, Seller and Purchaser shall mutually agree on an allocation of the Purchase Price among the Acquired Assets according to the relative fair market values of such assets on the Closing Date. If Seller and Purchaser are unable to agree on such fair market values, Seller and Purchaser shall elect an independent appraisal firm to determine such values. The conclusions of such appraisal firm shall be conclusive and binding. The fees and expenses of such appraisal firm shall be shared equally by Seller and Purchaser.

ARTICLE VI

Conditions Precedent

SECTION 6.01 Conditions to Each Party's Obligation. The obligation of Purchaser to purchase and pay for the Acquired Assets and the obligation of Seller to sell the Acquired Assets to Purchaser is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

(a) No Injunctions or Restraints. No Applicable Law or Injunction enacted, entered, promulgated, enforced, or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

SECTION 6.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase and pay for the Acquired Assets is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Seller in this Agreement and the Ancillary Agreements that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not

reasonably be expected to have a Seller Material Adverse Effect. Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing, and Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(c) Absence of Proceedings. There shall not be pending or threatened Proceeding, by any Governmental Entity or by any other person that has a reasonable likelihood of success, (i) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Purchaser or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Purchaser and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by Purchaser or any of its subsidiaries of any material portion of the business or assets of Purchaser or any of its subsidiaries, or to compel Purchaser or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Purchaser or any of its subsidiaries, in each case as a result of the Acquisition or any of the other transactions contemplated by this Agreement, or (iii) seeking to impose limitations on ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Acquired Assets.

(d) Title Insurance and Survey. Purchaser or Target (at Purchaser's option) shall have received at Purchaser's option, either (i) an ALTA Owner's Standard Coverage Title Insurance Policy; or (ii) an ALTA Extended Coverage Title Insurance Policy with respect to the Premises, issued by a nationally recognized title insurance company, insuring Purchaser in such amounts and together with such endorsements as Purchaser shall reasonably require (all such endorsements to be paid for by Purchaser unless otherwise agreed between the parties). Such title insurance policy shall insure fee simple title to the Premises, free and clear of all Liens and other matters other than those permitted by Section 3.07.

(e) Transfer Taxes. Seller (or the Current Owner) shall have prepared, executed and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Seller prior to Closing.

(f) Consents. Purchaser shall have received written consents from all third parties necessary or appropriate to effect the Acquisition, other than such consents the absence of which, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

(g) Due Diligence. Purchaser shall have determined in its sole discretion that the Acquired Assets are suitable for Purchaser's intended purpose.

SECTION 6.03 Conditions to Obligation of Seller. The obligation of Seller to sell, assign, convey, and deliver the Acquired Assets is subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser made in this Agreement and the Ancillary Agreement qualified as to materiality shall

be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Purchaser Material Adverse Effect. Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(c) Transfer Taxes. Purchaser shall have prepared, executed, and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Purchaser prior to Closing.

(d) Absence of Proceedings. There shall not be pending or threatened any Proceeding by any Governmental Entity or by any other person that has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Seller or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Seller and its subsidiaries taken as whole.

SECTION 6.04 Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur.

SECTION 6.05 Effect of Certain Waivers of Closing Conditions. If prior to the Closing any party (the "waiving party") has knowledge of any breach by any other party of any representation, warranty, or covenant contained in this Agreement or any Ancillary Agreement, and such other party acknowledges in writing that the effect of such breach is a failure of any condition to the waiving party's obligations set forth in this Article VI and the waiving party proceeds with the Closing, the waiving party shall be deemed to have waived such breach and the waiving party and its successors, assigns, and affiliates shall not be entitled to be indemnified pursuant to Article VIII, to sue for damages or to assert any other right or remedy for any losses arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE VII

Termination. Amendment and Waiver

SECTION 7.01 Termination. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i) by mutual written consent of Seller and Purchaser;

(ii) by Seller if any of the conditions set forth in Sections 6.01 or 6.03 shall have become incapable of fulfillment, and shall not have been waived by Seller;

(iii) by Purchaser if any of the conditions set forth in Sections 6.01 or 6.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser; or

(iv) by Seller or Purchaser, if the Closing does not occur on or prior to the Closing Deadline;

provided, however, that the party seeking termination pursuant to clause (ii), (iii) or (iv) is not then in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

(b) In the event of termination by Seller or Purchaser pursuant to this Section 7.01, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

(i) Purchaser shall return all documents and other material received from Seller relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Seller,

(ii) all confidential information received by Purchaser with respect to the business of Seller shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement, and

(iii) Seller shall retain the First Deposit, Second Deposit, Third Deposit and June Extension Fee, if applicable (each of which Purchaser acknowledges and agrees are non-refundable).

SECTION 7.02 Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 7.01, this Agreement shall become null and void and of no further force and effect. Nothing in this Section 7.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

SECTION 7.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or Seller, on the other hand, may waive

compliance by the other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

ARTICLE VIII

Indemnification

SECTION 8.01 Indemnification by Seller. (a) From and after the Closing, Seller shall indemnify Purchaser and its affiliates and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and hold them harmless from, any loss, liability, claim, damage, or expense (including reasonable legal fees and expenses) **("Losses"), as incurred** (payable promptly upon written request), to the extent arising from:

(i) any breach as of the Closing Date of any representation or warranty of Seller that survives the Closing and is contained in this Agreement or in any Ancillary Agreement (it being agreed and acknowledged by the parties that for purposes of **Purchaser's right to indemnification pursuant to this Section 8.01 the representations and** warranties of Seller shall be deemed not qualified by any references therein to materiality generally or to whether or not any breach results or may result in a Seller Material Adverse Effect);

(ii) **actions necessary (as determined in Purchaser's reasonable discretion) to protect the health and safety of Purchaser's employees, agents, invitees and guests related** to environmental conditions at the Premises existing as of the Closing, including without limitation any of the matters listed on Exhibit 8.01(a)(ii);

(iii) any breach of any covenant of Seller that survives the Closing and contained in this Agreement or in any Ancillary Agreement requiring performance after the Closing Date;

(iv) any Excluded Liability; and

(v) any fees, expenses or other payments incurred or owed by Seller to any brokers, financial advisors or comparable other persons retained or employed by it in connection with the transactions contemplated by this Agreement.

(b) Seller shall not be required to indemnify any person, and shall not have any liability under clauses (i), (ii) and (iii) of Section 8.01(a) in excess of the Escrowed Funds (it being understood that the funds held in the Escrow Account shall be the source of funding for any such indemnification claim), except that the limitation set forth in this Section 8.01(b) shall not apply to any claim for indemnification arising out of fraud or a breach of Section 3.01, 3.02, **3.03, 3.04 and 3.07 (collectively, the "Fundamental Representations"). The maximum aggregate** liability for indemnification claims payable by Seller with respect to a breach of the Fundamental Representations shall be the Purchase Price.

(c) Except as otherwise specifically provided in this Agreement or in any Ancillary Agreement, Purchaser acknowledges that its sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement and the Ancillary Agreements, the

Acquisition and the other transactions contemplated hereby and thereby, the Seller and its assets and liabilities (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VIII. In furtherance of the foregoing, Purchaser hereby waives, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) for damages it may have against Seller arising under or based upon this Agreement, any Ancillary Agreement, any document or certificate delivered in connection herewith, any Applicable Law (including any relating to environmental matters), common law or otherwise (except pursuant to the indemnification provisions set forth in this Section 8.01).

SECTION 8.02 Indemnification by Purchaser. From and after the Closing, Purchaser shall indemnify Seller, its affiliates, and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and agrees to hold them harmless from, any Loss, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to (i) any breach as of the Closing Date of any representation or warranty of Purchaser contained in this Agreement or in any Ancillary Agreement, (ii) any breach of any covenant of Purchaser contained in this Agreement or in any Ancillary Agreement, (iii) any Assumed Liability or (iv) any fees, expenses or other payments incurred or owed by Purchaser to any brokers, financial advisors or other comparable persons retained or employed by it in connection with the transactions contemplated by this Agreement or by any Ancillary Agreement.

SECTION 8.03 Calculation of Losses. The amount of any Loss for which indemnification is provided under this Article VIII shall be net of any amounts actually recovered or recoverable by the indemnified party under insurance policies with respect to such Loss and shall be (i) increased to take account of any net Tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the indemnified party arising from the incurrence or payment of any such Loss. In computing the amount of any such Tax cost or Tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

SECTION 8.04 Termination of Indemnification. The obligations to indemnify and hold harmless any party, (i) pursuant to Section 8.01(a)(i) or 8.02(i), shall terminate when the applicable representation or warranty terminates pursuant to Section 8.06 and (ii) pursuant to the other clauses of Sections 8.01 and 8.02 shall survive the Closing indefinitely; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) pursuant to Section 8.05 to the party to be providing the indemnification.

SECTION 8.05 Procedures. (a) Third Party Claims. In order for a party (the "indemnified party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the

indemnified party (a "Third Party Claim") such indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim within 10 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure and except that the indemnifying party shall not be liable for any expenses incurred during the period in which the indemnified party failed to give such notice). Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days' time after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

(b) Assumption. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that such counsel is not reasonably objected to by the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the indemnifying party)), at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the Third Party Claim as provided above). If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction, or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief

portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

(c) Other Claims. In the event any indemnified party should have a claim against any indemnifying party under Section 8.01 or 8.02 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. Subject to Sections 8.04 and 8.06, the failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 8.01 or 8.02, except to the extent that the indemnifying party demonstrates that it has been prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 10 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.01 or 8.02, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.01 or 8.02 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.

(d) Mitigation. Purchaser and Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonably efforts to mitigate or resolve any such claim or liability; provided, however, that such party shall not be required to make such efforts if they would be detrimental in any material respect to such party. In the event that Purchaser or Seller shall fall to make such commercially reasonably efforts to mitigate or resolve any claim or liability, then (unless the proviso to the foregoing sentence shall be applicable) notwithstanding anything else to the contrary contained herein, the other party shall not be required to indemnify any person for any loss, liability, claim, damage or expense that could reasonably be expected to have been avoided if Purchaser or Seller, as the case may be, had made such efforts.

SECTION 8.06 Survival of Representations and Covenants. (a) The representations, warranties, covenants, and agreements contained in this Agreement and in any document delivered in connection herewith shall survive the Closing solely for purposes of this Article VIII as follows:

(i) the representations and warranties in Article III shall survive for eighteen (18) months following the Closing, except with respect to claims of fraud or intentional misrepresentation, which will survive for three (3) years following the date Purchaser either discovers or in the exercise of reasonable diligence, should have discovered, such fraud or intentional misrepresentations; and

(ii) the covenants in Article V shall survive for one (1) year following the Closing, unless another period of time is expressly provided in Article V.

SECTION 8.07 No Additional Representations. Purchaser acknowledges that it and its representatives have had a full opportunity to meet with the officers and employees of Seller to discuss the Acquired Assets. Purchaser acknowledges that (i) none of Seller or any other person has made any representation or warranty, expressed or implied, as to the Acquired Assets, or the accuracy or completeness of any information regarding the Acquired Assets furnished or made available to Purchaser and its representatives, except as expressly set forth in this Agreement, the Ancillary Agreements or the Schedules, (ii) Purchaser has not relied on any representation or warranty from Seller or any other person in determining to enter into this Agreement, except as expressly set forth in this Agreement, the Ancillary Agreements and the Schedules and (iii) none of Seller or any other person shall have or be subject to any liability to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any such information, including and any information, documents or material made available to Purchaser in any "data rooms", management presentations or in any other form in expectation of the transactions contemplated hereby. Purchaser acknowledges that, should the Closing occur, Purchaser shall acquire the Acquired Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an "as is" condition and on a "where is" basis, except as otherwise expressly set forth in this Agreement and the Ancillary Agreements.

ARTICLE IX

General Provisions

SECTION 9.01 Assignment. Other than as expressly set forth in this Article IX, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by Purchaser or Seller (including by operation of law in connection with a merger or consolidation of Purchaser or Seller) without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 9.01 shall be void.

SECTION 9.02 No Third-Party Beneficiaries. Except as provided in Article VIII and this Article IX, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 9.03 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

SECTION 9.04 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand, email or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, upon written confirmation of receipt when so delivered by email, or if mailed, three days after

mailing (one business day in the case of express mail or overnight courier service) received, as follows:

(i) if to Purchaser, Attention: with a copy to:

American Battery Technology Company
100 Washington Street, Suite 100
Reno, Nevada 89503
Attention: Bret Meich, General Counsel
Email: bmeich@batterymetals.com

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.

7800 Rancharrah Parkway

Reno, Nevada 89511
Attention: Craig Etem
Email: cetem@fennemorelaw.com

(ii) if to Seller,

Linico Corporation
c/o Comstock Inc.
117 American Flat Road
Virginia City, Nevada 89440
Attention: Corrado DeGasperis, Executive Chairman & CEO
Email: degasperis@comstockinc.com

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
Attention: Clyde Tinnen
Email: ctinnen@foley.com

SECTION 9.05 Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any matter set forth in any provision,

subprovision, section, or subsection of any Schedule shall, unless the context otherwise manifestly requires, be deemed set forth for all purposes of the Schedules. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

(b) For all purposes hereof:

"affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

"including" means including, without limitation.

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity, or other entity.

"subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such person.

SECTION 9.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. The reproduction of signatures by means of a photocopy or other electronic device (e.g., .PDF) shall be treated as though such reproductions are executed originals and each Party covenants and agrees to provide the other Party with a copy of this Agreement bearing original signatures upon request.

SECTION 9.07 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements or the Confidentiality Agreement.

SECTION 9.08 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 9.09 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of federal or state courts in Washoe County, Nevada, for the purposes of any suit, action, or other proceeding arising out of this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice, or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction in this Section 9.09. Each of Purchaser and Seller irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any Ancillary Agreement or the transactions contemplated hereby and thereby federal or state courts in Washoe County, Nevada, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 9.11 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Ancillary Agreements, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.11.

SECTION 9.12 Assignment: Third Party Beneficiary. Seller acknowledges that Purchaser may assign its rights hereunder to Bow River Capital Real Estate Fund III, LP ("Bow River"), and that Bow River would then lease the Premises to Purchaser. Seller acknowledges and agrees that in such event, all of Seller's representations, warranties, surviving obligations and indemnification obligations (subject to any limitations contained herein) would run to the benefit of Purchaser as a third-party beneficiary thereof.

SECTION 9.13 Specific Performance. Seller acknowledges that the transactions contemplated by this Agreement are unique and there is no adequate remedy at law if Seller should fail to perform any of its obligations hereunder in any material way. In addition to any other rights or remedies Buyer may have pursuant to this Agreement, Buyer shall have the right to obtain specific performance of the obligation of Seller hereunder.

[Signatures appear on following page]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

Signature: Corrado De Gasperis
Corrado De Gasperis (Apr 21, 2023 11:21 PDT)

Email: degasperis@comstockinc.com

Name: Corrado De Gasperis
Title: Executive Chairman and President

AMERICAN BATTERY TECHNOLOGY COMPANY

Signature: Ryan Melsert
Ryan Melsert (Apr 21, 2023 11:31 PDT)

Email: rmelsert@batterymetals.com

Name: Ryan Melsert
Title: Chief Executive Officer

A&R Membership Interest Purchase Agreement

Final Audit Report 2023-04-21

Created:	2023-04-21
By:	Julie Draksler (draksler@comstockmining.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAALTgf8OFjMRXeS8yz3JyCduOScrx0YodR

"A&R Membership Interest Purchase Agreement" History

- Document created by Julie Draksler (draksler@comstockmining.com)
  2023-04-21 - 6:17:44 PM GMT- IP address: 73.183.70.158

- Document emailed to degasperis@comstockinc.com for signature
  2023-04-21 - 6:18:47 PM GMT

- Document emailed to rmelsert@batterymetals.com for signature
  2023-04-21 - 6:18:47 PM GMT

- Email viewed by rmelsert@batterymetals.com
  2023-04-21 - 6:19:41 PM GMT- IP address: 45.17.115.214

- Email viewed by degasperis@comstockinc.com
  2023-04-21 - 6:20:33 PM GMT- IP address: 12.69.88.5

- Signer degasperis@comstockinc.com entered name at signing as Corrado De Gasperis
  2023-04-21 - 6:21:41 PM GMT- IP address: 12.69.88.5

- Document e-signed by Corrado De Gasperis (degasperis@comstockinc.com)
  Signature Date: 2023-04-21 - 6:21:43 PM GMT - Time Source: server- IP address: 12.69.88.5

- Signer rmelsert@batterymetals.com entered name at signing as Ryan Melsert
  2023-04-21 - 6:31:02 PM GMT- IP address: 45.17.115.214

- Document e-signed by Ryan Melsert (rmelsert@batterymetals.com)
  Signature Date: 2023-04-21 - 6:31:04 PM GMT - Time Source: server- IP address: 45.17.115.214

- Agreement completed.
  2023-04-21 - 6:31:04 PM GMT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT

May 11, 2023

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "**Amendment**") is entered into by and between LINICO CORPORATION, a Nevada corporation, and/or its affiliates or assignees ("**Seller**"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation, and/or its affiliates or assignees ("**Purchaser**"). Purchaser and Seller each may be hereinafter referred to as a "**Party**" and together as the "**Parties**."

RECITALS

A. Reference is made to that certain SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT, dated as of April 21, 2023 (the **"Purchase Agreement")**, by and between the Parties.

B. The Purchase Agreement provides for the purchase and sale of 100% of the outstanding limited-liability company membership interests (the "**Target Membership**") of AQUA METALS TRANSFER, LLC, a Nevada limited liability company (the "**Target**"), owns certain property in McCarran, Nevada, commonly known as 2500 Peru Drive, and more specifically defined as the "**Premises**" in the Purchase Agreement.

C. Pursuant to the Purchase Agreement, Seller agreed to sell the Premises and Purchaser agreed to purchase the Premises, in exchange for the purchase price of $21,000,000 (the "**Purchase Price**").

D. Pursuant to Section 2.01 of the Purchase Agreement, Purchaser agreed to deliver to Seller or Comstock Inc., a Nevada corporation ("**Comstock**"), a non-refundable and irrevocable cash payment of $3,000,000 (the "**Third Deposit**") on or prior to May 12, 2023.

E. Pursuant to Section 2.01 of the Purchase Agreement, the closing (the "**Closing**") of the acquisition of the Target Membership shall occur on or before May 31, 2023.

F. Pursuant to Section 2.01 of the Purchase Agreement, if the Closing occurs later than May 31, 2023, the Purchaser shall pay an additional non-refundable payment of $250,000 in cash (the "**June Extension Fee**") to the Seller on or prior to May 31, 2023.

G. Pursuant to Section 7.01(a)(iv) of the Purchase Agreement, if the Closing does not occur prior to the Closing Deadline, Seller may terminate the Purchase Agreement.

H. The Parties wish to modify and clarify the manner in which the Third Deposit is paid (the "**Modification**") and in consideration thereof, the Parties hereby agree to (i) an additional, non-refundable and irrevocable delivery of 1,000,000 restricted common shares issued by Purchaser to Seller (the "**Modification Shares**") and (ii) the Purchaser's payment of the June Extension Fee.

I. Purchaser intends to execute aa credit agreement, by and between American Battery Technology Company and Mercuria Investments US, Inc. (the "**Metals Contract**").

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Paragraph 2.01(c) of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

> "Purchaser will deliver the Second Deposit to Comstock on or before April 21, 2023 and Purchaser will deliver $1,000,000 of the Third Deposit to Comstock on or before May 12, 2023, and the remaining $2,000,000 of the Third Deposit on the earlier of May 26, 2023 or within 48 hours of the receipt of funds from the closing of the Metals Contract."

3. Purchaser shall deliver the Modification Shares to Comstock on the date of the signing of this Amendment, and the Modification Shares shall not amend Purchaser's Shortfall obligations contemplated by Section 2.01(k) of the Purchase Agreement.

4. Purchaser shall deliver the June Extension Fee on the earlier of May 26, 2023 or within 48 hours of receipt of funds from the closing of the Metals Contract.

5. Purchaser represents, warrants, covenants and agrees that the Modification Shares being offered, issued and sold will be registered under the Securities Act of 1933, as amended, and freely transferable by Seller (or Comstock, as the case may be) without any restrictive legend or limitation on volume or manner of sale. The Shares shall be deposited with a transfer agent, as identified in writing by the Purchaser.

6. In order to accomplish Seller's obligations set forth in the foregoing paragraph, and in connection with and pursuant to Section 2.01(e) of the Purchase Agreement, Purchaser will cause a registration statement on Form S-3 for the resale of the Modification Shares and the Shares (as defined in the Purchase Agreement) by Comstock to be filed with the U.S. Securities and Exchange Commission (the "SEC") as soon as contractually and lawfully permissible but no later than May 15, 2023.

7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.

8. Except as amended herein, the Purchase Agreement is hereby ratified and shall remain in full force and effect.

PURCHASER:
AMERICAN BATTERY TECHNOLOGY COMPANY

By: Ryan Melsert
Name: Ryan Melsert
Title: CEO / Chairman

SELLER:
LINICO CORPORATION

By: ______________________
Name:
Title:

4873-9480-8163

THIRD AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT

This THIRD AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), dated as of June 30, 2023, by and between LINICO CORPORATION, a Nevada corporation ("Seller"), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation ("Purchaser").

RECITALS

Seller and Purchaser (together, the "Parties" and each a "Party") entered into that certain Membership Interest Purchase Agreement on March 1, 2023 (the "Original Purchase Agreement"), and that certain Amendment to Membership Interest Purchase Agreement on March 31, 2023 (the "Amendment"), as amended and restated pursuant to that certain Amended and Restated Membership Interest Purchase Agreement dated April 6, 2023 (the "First AR Agreement," and as further amended and restated pursuant to that certain Second Amended and Restated Membership Interest Purchase Agreement, dated April 21, 2023 (the "Second AR Agreement") and amended by the First Amendment to Second Amended And Restated Membership Interest Purchase Agreement, dated as of May 11, 2023, collectively, the "Purchase Agreement").

The Parties desire to make certain changes to the Purchase Agreement and this Agreement is intended to incorporate those changes and otherwise amend, restate and supersede the Purchase Agreement in its entirety.

The Purchase Price has been paid as follows : (a) a non-refundable and irrevocable delivery of a cash payment of $5,000,000 (the "First Deposit"), was delivered on April 6, 2023; (b) a non-refundable and irrevocable delivery of a cash payment of $7,000,000 (the "Second Deposit") was delivered on April 21, 2023; (c) a non-refundable and irrevocable delivery of a cash payment of $3,000,000 (the "Third Deposit") was completed on May 22, 2023; (d) a non-refundable and irrevocable delivery of 10,000,000 restricted common shares issued by Purchaser was delivered on April 6, 2023, and a non-refundable and irrevocable delivery of 1,000,000 restricted common shares issued by Purchaser, which was delivered on May 22, 2023 (collectively, the "Shares"). On June 30, 2023, Seller transferred 1,923,077 of the Shares to the Purchaser, in consideration of the modifications to the Purchase Agreement contemplated herein. The remaining 9,076,923 Shares retained by Seller are hereinafter referred to as the "Consideration Shares." The Purchase Price has been paid in full, subject to adjustment such that on the Value Test Date (as defined below) if the value (meaning the market price of Consideration Shares plus the amount of proceeds from any sales of Consideration Shares) of the Consideration Shares received by Seller (or its designee), is not equal to, or greater than, $6,000,000, Purchaser will be required to pay additional consideration as provided below.

Subject to the foregoing recitals, which are incorporated by reference, and on the terms and conditions set forth below, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller 100% of the membership interests in Aqua Metals Transfer, LLC, a Nevada limited liability company (the "Target"), to which Seller will cause a third party to convey certain assets, upon the terms and subject to the conditions of this Agreement.

Accordingly, the parties hereby agree that the Purchase Agreement is amended and restated in its entirety as follows:

ARTICLE I

Purchase and Sale of Acquired Assets

SECTION 1.01 Purchase and Sale. (a) On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2.01), Seller shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from Seller, 100% of the outstanding limited-liability company membership interests in Target (the "Target Membership") for (i) an aggregate purchase price of $21,000,000 (the "Purchase Price"), payable as set forth in Section 2.02, which the parties acknowledge has been paid by Purchaser to Seller and (ii) the assumption of the Assumed Liabilities (as defined in Section 1.03(a)). Payment of the Purchase Price may be made to Seller or Comstock Inc., a Nevada corporation ("Comstock"), as directed by Seller. On or prior to the Closing, Seller shall cause the following transactions (collectively, the "Restructuring") to occur: (i) Aqua Metals Reno Inc., a Delaware corporation (the "Prior Owner"), shall form the Target as a wholly-owned subsidiary of the Prior Owner; (ii) the Prior Owner and Seller shall convey all of the rights, title, and interest in, to, and under the Acquired Assets (as defined in Section 1.02(a)) to the Target, as of the Closing; and (iii) the Prior Owner shall assign, transfer, convey, and deliver to Comstock, and Comstock shall accept and acquire from the Prior Owner, 100% of the Target Membership. The Restructuring, the purchase and sale of the Target Membership and the assumption of the Assumed Liabilities is referred to in this Agreement as the "Acquisition."

SECTION 1.02 Acquired Assets and Excluded Assets. (a) The term "Acquired Assets" means all the following assets of the Target as of the Closing:

(i) the real property located in Storey County, Nevada, described on Exhibit A hereto (the "Land") and having an address of 2500 Peru Drive, McCarran, NV, together with all listed real property, leaseholds, and other interests in real property, in each case together with the Target's right, title and interest in the building and improvements thereon and all other appurtenances thereto or fixtures located thereon, including without limitation water or water-related rights related to or appurtenant to the Land (the "Premises");

(ii) furniture, furnishings, office and other supplies, vehicles, and other tangible personal property owned by Seller that are located on the Premises, including desks, tables, chairs, file cabinets, racks, cubicles and other storage devices and office supplies; and

(iii) all listed Permits (as defined in Section 3.09) of Seller.

(b) The term "Excluded Assets" means:

(i) all assets other than the Acquired Assets, including without limitation, all rights of Seller under this Agreement and the other agreements and instruments executed and delivered in connection with this Agreement (the "Ancillary Agreements").

SECTION 1.03 Assumption of Certain Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, Purchaser shall assume, effective as of the Closing, and from and after the Closing Purchaser shall pay, perform, and discharge when due, all the liabilities, obligations, and commitments of Seller arising from or related to the Acquired Assets to the extent such liabilities, obligations, and commitments relate to the period from and after the Closing (the "Assumed Liabilities").

(b) Notwithstanding, any other provision of this Agreement, Purchaser shall not assume any liabilities, obligations, and commitments of Seller other than those described in Section 1.03(a), each of which shall be retained and paid, performed and discharged when due by Seller (such retained liabilities, the "Excluded Liabilities").

(c) Seller represents that through Purchaser's acquisition of the Target Membership, Purchaser will acquire, indirectly, the Acquired Assets free and clear of all liabilities, obligations, and commitments of Seller, other than the Assumed Liabilities, and free and clear of all Liens (as defined in Section 3.06), other than Permitted Liens (as defined in Section 3.06).

ARTICLE II

The Closing

SECTION 2.01 Deposit; Shares; Deliverables and Closing Date.

(a) Subject to the satisfaction of the conditions precedent set forth in Article VI, the closing of the Acquisition (the "Closing") shall take place as soon as practicable after the date that the Registration Statement (as defined below) is declared effective at such place, time, and date as shall be mutually agreed between Seller and Purchaser. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

(b) Purchaser delivered the First Deposit to Comstock on April 6, 2023; Purchaser delivered the Second Deposit to Comstock on April 21, 2023; and Purchaser completed the delivery of the Third Deposit to Comstock on May 22, 2023.

(c) Purchaser paid an extension fee of $250,000 on May 22, 2023.

(d) Concurrently with execution of the First AR Agreement, Purchaser delivered to Seller an executed stock power (the "Stock Power") conveying the Shares to Comstock.

(e) Purchaser filed a registration statement on Form S-3 for the resale of the Shares by Comstock with the U.S. Securities and Exchange Commission (the "SEC") on May 15, 2023 (the "Registration Statement"). Purchaser agrees to amend the Registration Statement to reduce the number of shares of common stock to be equal to the amount of Consideration

Shares (the "Common Shares"). Purchaser covenants and agrees that no amendments to the Registration Statement shall include language that affirmatively states that Seller or Comstock is an underwriter as such term is defined under Section 2(a)(11) of the Securities Act (as defined in Section 4.05).

(f) At Seller's direction, Comstock acquired the Premises by purchasing the Target Membership in accordance with the Restructuring and, once all conditions to Closing are satisfied, Seller shall cause Comstock to convey the Target Membership to Purchaser.

(g) Seller and Purchaser entered into a lease of the Premises (the "Pre-Closing Lease"), the term of which commenced on the date of the Second Deposit and will terminate on the Closing. Rent thereunder is $1 per month until June 30, 2023, and then $175,000 per month thereafter, payable on June 30th and then the first day of each month thereafter commencing on August 1st until the Closing occurs. The rent shall be prorated, such that upon Closing, Purchaser shall be entitled to return by Seller of that portion of the rent attributable to the balance of the month in which the Closing occurs (meaning (i) the number of days remaining in the calendar month that Closing occurs, after and excluding the Closing Date divided by (ii) the number of days in the month that the Closing occurs multiplied by (iii) $175,000).

(h) Comstock shall be entitled to receive all consideration payable to Seller under this Agreement. Payment to Comstock by Purchaser of the consideration described in this Agreement shall satisfy all amounts payable to Seller under this Agreement. The parties acknowledge that all consideration payable by Purchaser has been received by Seller (or Comstock, as directed by Seller) as of the date hereof.

(i) The Consideration Shares shall be deposited in a brokerage account identified in writing by Seller (or Comstock, as the case may be).

(j) Seller hereby agrees that neither Seller nor Comstock shall sell more than five hundred thousand (500,000) Common Shares per trading day or 20% of the daily trading volume, whichever is higher. Each of the Parties acknowledge and agree that Seller or Comstock may transfer all or part of the Common Shares in an amount greater than five hundred thousand (500,000) Shares to one or more broker-dealers or intermediaries in one or more transactions, so long as such broker-dealers or intermediaries collectively do not sell more than five hundred thousand (500,000) Common Shares per trading day. For the sake of clarity, Seller and Purchaser agree that Seller shall not have any obligation to sell the Common Shares. "Net cash proceeds" means the proceeds received by Seller (or Comstock, as the case may be) net of all commissions, discounts, transfer fees or taxes, or other costs directly related to such sale. Seller hereby authorizes Purchaser to reflect such forfeiture immediately on its books and records without further agreement or acknowledgement of Seller or its successors or assigns.

(k) The parties shall enter into an Interim Water Rights Agreement pursuant to which Purchaser shall provide Seller with certain water rights in Lyon County, Nevada from the Closing Date through the Value Test Date (the "Interim Water Rights Agreement").

SECTION 2.02 Transactions Effected Prior to the Closing. Seller has caused Target to acquire the Premises from the Prior Owner prior to the date hereof and the Target is presently owned by Comstock.

SECTION 2.03 Post-Closing Adjustment. As used herein, the "Value Test Date" means the date that is four (4) months after the Registration Statement is declared effective by the SEC. Seller covenants and agrees to promptly advise the Purchaser on the Value Test Date of the number of Consideration Shares that Seller continues to own that are registered for resale under the Registration Statement and the net cash proceeds of any Common Shares sold by Seller prior to the Value Test Date. If the sum of (i) the value of the Common Shares owned by Seller as of Value Test Date (calculated using the closing price of the Common Shares on the Value Test Date or next trading date if the Value Test Date is not a trading day) plus (ii) the aggregate net cash proceeds received by Seller from the sale of Common Shares, is less than $6,000,000 (such amount less than $6,000,000, the "Shortfall"), then Purchaser shall pay Seller (or Comstock, as the case may be) cash equal to the Shortfall no later than five (5) business days after the Value Test Date.

SECTION 2.04 Risk of Loss. Until the Closing, any loss of or damage to the Acquired Assets from fire, casualty or any other occurrence not covered by insurance payable to Purchaser shall be the sole responsibility of Seller.

SECTION 2.05 Closing Costs. Each party will be responsible for the cost of such party's legal, accounting, and other costs, other than as expressly set forth herein. Seller and Purchaser will share the costs of real property transfer taxes (if any). Seller will be responsible for the cost of an ALTA Standard Coverage policy of title insurance in the amount allocable to the real estate and recording and filing fees for all conveyance documents (e.g., a deed to Target), in an amount not to exceed $25,000 (with Purchaser paying any costs in excess of $25,000). If Purchaser desires an ALTA Extended Coverage policy of title insurance, Purchaser will be responsible for the difference in cost between such Extended Coverage policy and that of the Standard Coverage policy. Seller will be responsible for any and all liabilities, obligations, and expenses related to the Acquired Assets relating to a period prior to the Closing Date (other than any such items that constitute Assumed Liabilities), and Purchaser will be responsible for all such items relating to the period beginning on the Closing Date (other than any such items that constitute Excluded Liabilities). Real estate taxes and other taxes, charges, and assessments that cover a period including the Closing Date will be prorated and the Seller Amount will be adjusted to account for such prorations. Utility expenses will not be prorated and the parties will cooperate to cause all applicable utilities to be placed in Target's name effective on the Closing date. All other closing costs will be paid in accordance with the custom and practice for real estate transactions taking place in northern Nevada.

ARTICLE III

Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

SECTION 3.01 Organization, Standing, and Power. Seller is duly incorporated, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 3.02 Authority Execution and Delivery; Enforceability. Seller has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Seller of each of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Seller of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Seller has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.03 Formation and Ownership of Target. The Prior Owner formed Target as a single-member, Nevada limited liability company. As of the Closing, after giving effect to the Restructuring, Comstock is the sole owner of Target. As of Closing, Target will have had no business activity of any kind other than the Restructuring.

SECTION 3.04 No Conflicts; Consents. None of (a) The execution and delivery by Seller of this Agreement; (b) the execution and delivery by Seller of each Ancillary Agreement to which it is, or is specified to be, a party; (c) consummation of the Acquisition and the other transactions contemplated hereby and thereby, nor (d) compliance by Seller with the terms hereof and thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the Acquired Assets under, any provision of (i) the certificate of incorporation or by-laws of Seller, (ii) any Contract to which Seller is a party or by which any of the Acquired Assets is bound or (iii) any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or regulation ("Applicable Law") applicable to Seller or the Acquired Assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to a material adverse effect on (y) the Acquired Assets, or (z) the ability of Seller to consummate the Acquisition and the other transactions contemplated hereby (a "Seller Material Adverse Effect"). No consent, approval, license, permit, order, or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local, or foreign government or any court of competent jurisdiction, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required to be obtained or made by or with respect to Seller in connection with the execution, delivery, and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

SECTION 3.05 Underlying Acquisition. Seller has performed all material obligations required to be performed by Seller under the Lease, and Seller is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of Seller, the Prior Owner is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. Seller has not received any notice, nor does it have any knowledge, of the intention of the Prior Owner to terminate the Lease.

SECTION 3.06 [Intentionally omitted].

SECTION 3.07 Real Property. Target is the sole owner, in fee simple, of the Premises. At the Closing, by virtue of purchasing the Target Membership hereunder, Purchaser will indirectly receive, good and insurable fee title to the Premises, free and clear of all Liens, except (i) such as are set forth in Schedule 3.07, (ii) easements, covenants, rights-of-way and other similar restrictions of record, (iii) any conditions that may be shown by a current, accurate survey or physical inspection of the Premises made prior to Closing and (iv) (A) zoning, building and other similar restrictions and (B) unrecorded easements, covenants, rights-of-way, and other similar restrictions. None of the items set forth in clause (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected materially to impair, the continued use and operation of the Premises as presently conducted and do not constitute monetary encumbrances.

SECTION 3.08 [Intentionally omitted].

SECTION 3.09 Permits. Schedule 3.09 sets forth all material certificates, licenses, permits, authorizations and approvals, subject to the removal of proprietary information of the Seller and its partners ("Permits") issued or granted to Seller by Governmental Entities that relate to the Premises. Except as set forth in Schedule 3.09, (i) all such Permits are validly held by Seller, and Seller has complied in all material respects with all terms and conditions thereof, (ii) during the past two years, Seller has not received notice of (nor does it have any knowledge of) any Proceedings relating to the revocation or modification of any such Permits, and (iii) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition.

SECTION 3.10 Environmental Matters. Seller has provided Purchaser with certain environmental reports relating to the Premises, which reports are identified in Schedule 3.10 (the "Environmental Reports"). Except as set forth in the Environmental Reports, Seller has not received any written communication from a Governmental Entity that alleges that any activity on the Premises is not in compliance in any material respect with any Environmental Law, (ii) Seller holds, and is in compliance with, all material Permits under the Environmental Laws (as defined below) required to conduct the activities conducted by Seller to date on the Premises and Seller's activities on the Premises are in material compliance with all Environmental Laws, (iii) Seller has no knowledge of any environmental reports, audits, data, and other information, other than those set forth in Schedule 3.10, that disclose material environmental liabilities and (iv) Seller has not entered into or agreed to any court decree or order and are not subject to any Judgment relating to compliance with

any Environmental Law or to investigation or cleanup of Hazardous Materials (as defined below) under any Environmental Law. Except as set forth in Schedule 3.10, there are no aboveground or underground storage tanks on or under the Premises and Seller has no knowledge that either has ever existed on the Premises. The term "Environmental Laws" means any and all Applicable Laws, Judgments and Permits issued, promulgated or entered into by any Governmental Entity, relating to the environment, preservation or reclamation of natural resources, or to the management, Release (as such term is defined below) or threatened Release of Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et see,. ("CERCLA"), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. §§ 7401 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6902-6992 □k, the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq, in each case, as amended, and any similar or implementing state or local law, and all amendments or regulations promulgated thereunder. The term "Hazardous Materials" means all explosive or regulated radioactive materials or substances, hazardous or toxic substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, and all other materials or chemicals regulated pursuant to any Environmental Law, including materials listed in 49 C.F.R. § 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA. The term "Release" means any spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, emanation, or migration of any Hazardous Materials in, into, onto, or through the environment (including ambient air, surface water, ground water, soils, land surface, subsurface strata, or workplace).

SECTION 3.11 Transformers. Seller has never installed or used any transformer on the Premises that contained polychlorinated biphenyls' compounds, and to Seller's knowledge, there are no and never have been any polychlorinated biphenyls' compounds stored or used on the Premises.

SECTION 3.12 Asbestos. Seller has not installed or stored, and has no knowledge of the use, installation or storage, of asbestos, asbestos containing material, compounds or lead based paint on or at the Premises.

SECTION 3.13 Mechanic's Liens. No labor has been performed or material furnished for the Premises or any part thereof for which a mechanic's or materialman's lien or liens, or any other lien, can be claimed by any person or entity, for which Seller has not heretofore fully paid or will have paid by the Closing.

SECTION 3.14 Utilities. All water, sewer, electric and telephone facilities and all other utilities required for the use and operation of the Premises as conducted by Seller to date ("Seller's Activities") are installed at the Premises and duly connected and can be used in such manner without charge except the normal and usual nondiscriminatory utilities

charges. The utilities presently connected to the Premises are adequate to service Seller's Activities.

SECTION 3.15 Condition of Premises. Other than as set forth on Schedule 3.15, to Seller's knowledge: (a) the Acquired Assets are in good working condition; and (b) the buildings and improvements included in the Premises were constructed in a good, workmanlike manner and in compliance with all applicable laws, rules and regulations of and with all applicable covenants, conditions, and restrictions and the building and improvements included in the Premises and all parts thereof are structurally safe and sound. Such building and improvements have been maintained to the date hereof and are in good condition except for ordinary wear and tear. All such wear and tear is patent and, Seller has no knowledge that there are any structural or latent defects in such building or improvements. Since December 1, 2022, Seller has conducted its business in the ordinary course, consistent with past practice, including without limitation, reasonably diligent maintenance of the Acquired Assets.

SECTION 3.16 Condemnation. Seller has received no notice and has no knowledge of: (a) any condemnation or zoning proceedings, (b) any plan, study, or effort, which would affect the use and operation of the Premises for its intended purpose.

SECTION 3.17 Zoning; CC&Rs. Seller has received no notice and has no knowledge that the Premises or Seller's Activities thereon are in violation of any zoning laws or regulations or any covenants, conditions, or restrictions affecting the Premises.

SECTION 3.18 Judgments. To Seller's knowledge, no judgment, order, injunction, decree, or ruling of any court or governmental authority exists by which Seller, the Premises or Seller's Activities are bound, or to which any of them are subject, which in any manner affects ownership or operation of the Premises.

SECTION 3.19 Investigation Materials. Seller has provided Purchaser with originals or copies of any and all leases, records, maps, surveys, test reports, environmental assessments, engineering studies, repair records, warranties, and all other documents and materials in Seller's possession or control relating to the Acquired Assets. Other than as previously disclosed to Buyer in writing through these documents or other written disclosure, and pursuant to Section 3.15, Seller has no knowledge of any material defects or flaws in the building, the equipment, or the other Acquired Assets.

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller, as of the date of this Agreement, as follows:

SECTION 4.01 Organization. Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreements.

SECTION 4.02 Authority; Execution and Delivery; and Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Acquisition and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.03 No Conflicts; Consents. The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby and compliance by Purchaser with the terms hereof and thereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its subsidiaries under, any provision of (i) the certificate of incorporation or by-laws of the Purchaser or any of its subsidiaries, (ii) any Contract to which Purchaser or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Purchaser or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse on the ability of Purchaser to consummate the Acquisition and the other transactions contemplated hereby (a "Purchaser Material Adverse Effect"). No Consent of or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Acquisition or the other transactions contemplated hereby and thereby, other than compliance with and filings under Section 13(a) of the Exchange Act.

SECTION 4.04 Availability of Funds. Purchaser has cash available or has existing borrowing facilities that are sufficient to enable it to consummate the Acquisition.

SECTION 4.05 Securities Law Representations.

(a) Securities Act of 1933. The Purchaser understands that the Target Membership has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption therefrom and that the Target Membership must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Target and its

counsel, that such registration is not required. The Purchaser acknowledges that the Target has no obligation to register or qualify the Target Membership.

(b) Investment Purpose. The Purchaser is acquiring and will hold the Target Membership for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(c) Securities Exchange Act of 1934. The Purchaser will not sell, transfer or otherwise dispose of the Target Membership in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder.

(d) Adequate Information. The Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Target Membership, and the Purchaser has had an opportunity to ask questions and receive answers from the Seller regarding the terms and conditions of the issuance of the Target Membership. The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risk of this investment.

(e) Risk of Loss. The Purchaser is aware that its investment in the Target is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser acknowledges that this Agreement can have material income tax consequences for the Purchaser, but neither Seller nor the Target has rendered any tax advice to Purchaser.

(f) Accredited Investor. The Purchaser qualifies as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

(g) No "Bad Actor" Disqualification. The Purchaser represents and warrants that neither the Purchaser nor any person who controls the Purchaser is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act.

ARTICLE V

Covenants

SECTION 5.01 Access to Information. Seller shall afford to Purchaser and its accountants, counsel, and other representatives reasonable access, upon reasonable notice during normal business hours during the period prior to the Closing, to all the personnel, properties, books, contracts, and records of Seller related to the Acquired Assets (other than the Excluded Assets), and during such period shall furnish promptly to Purchaser any information concerning the Acquired Assets as Purchaser may reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of Seller.

SECTION 5.02 Brokers or Finders. Each of Purchaser and Seller represent, as to itself and its affiliates, that no agent, broker, investment banker, or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 5.03 Post-Closing Cooperation. (a) [Intentionally omitted].

(b) After the Closing, upon reasonable written notice, Purchaser and Seller shall furnish or cause to be furnished to each other, as promptly as practicable, such information and assistance (to the extent within the control of such party) relating to Target, the Target Membership and the Acquired Assets (including, access to books and records) as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any claim, suit or proceeding related to any Tax return. Purchaser shall retain the books and records of Seller included in the Acquired Assets for a period of seven years after the Closing.

(c) Each party requesting assistance of the other party pursuant to this Section 5.03 shall pay the reasonable out-of-pocket costs and expenses to be incurred by the party being requested to provide assistance. Neither party shall be required by this Section 5.03 to incur any costs or take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations.

SECTION 5.04 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of Seller and Purchaser may make internal announcements to their respective employees that are consistent with the parties' prior public disclosures regarding the transactions contemplated hereby after reasonable prior notice to and consultation with the other.

SECTION 5.05 Bulk Transfer Laws. Purchaser hereby waives compliance by Seller with the provisions of any so-called "bulk transfer law" of any jurisdiction in connection with the sale of the Acquired Assets to Purchaser.

SECTION 5.06 Further Assurances. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (at the expense of the requesting party), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, in the case of Seller , executing and delivering to Purchaser such assignments, deeds, bills of sale, consents, and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose.

SECTION 5.07 Purchase Price Allocation. On or prior to the Closing Date, Seller and Purchaser shall mutually agree on an allocation of the Purchase Price among the Acquired Assets according to the relative fair market values of such assets on the Closing Date. If Seller and Purchaser are unable to agree on such fair market values, Seller and Purchaser shall elect an independent appraisal firm to determine such values. The

conclusions of such appraisal firm shall be conclusive and binding. The fees and expenses of such appraisal firm shall be shared equally by Seller and Purchaser.

ARTICLE VI

Conditions Precedent

SECTION 6.01 Conditions to Each Party's Obligation. The obligation of Purchaser to purchase and pay for the Acquired Assets and the obligation of Seller to sell the Acquired Assets to Purchaser is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

(a) No Injunctions or Restraints. No Applicable Law or Injunction enacted, entered, promulgated, enforced, or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

SECTION 6.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase and pay for the Acquired Assets is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Seller in this Agreement and the Ancillary Agreements that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect. Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing, and Purchaser shall have received a certificate signed by an authorized officer of Seller to such effect.

(c) Absence of Proceedings. There shall not be pending or threatened Proceeding, by any Governmental Entity or by any other person that has a reasonable likelihood of success, (i) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Purchaser or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Purchaser and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by Purchaser or any of its subsidiaries of any material portion of the business or assets of Purchaser or any of its subsidiaries, or to compel Purchaser or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Purchaser or any of its subsidiaries, in each case as a result of the Acquisition or any of the other

transactions contemplated by this Agreement, or (iii) seeking to impose limitations on ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Acquired Assets.

(d) Title Insurance and Survey. Purchaser or Target (at Purchaser's option) shall have received at Purchaser's option, either (i) an ALTA Owner's Standard Coverage Title Insurance Policy; or (ii) an ALTA Extended Coverage Title Insurance Policy with respect to the Premises, issued by a nationally recognized title insurance company, insuring Purchaser in such amounts and together with such endorsements as Purchaser shall reasonably require (all such endorsements to be paid for by Purchaser unless otherwise agreed between the parties). Such title insurance policy shall insure fee simple title to the Premises, free and clear of all Liens and other matters other than those permitted by Section 3.07.

(e) Transfer Taxes. Seller (or the Prior Owner) shall have prepared, executed and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Seller prior to Closing.

(f) Consents. Purchaser shall have received written consents from all third parties necessary or appropriate to effect the Acquisition, other than such consents the absence of which, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

(g) Due Diligence. Purchaser shall have determined in its sole discretion that the Acquired Assets are suitable for Purchaser's intended purpose.

SECTION 6.03 Conditions to Obligation of Seller. The obligation of Seller to sell, assign, convey, and deliver the Acquired Assets is subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser made in this Agreement and the Ancillary Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for breaches as to matters that, individually or in the aggregate, could not reasonably be expected to have a Purchaser Material Adverse Effect. Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Seller shall have received a certificate signed by an authorized officer of Purchaser to such effect.

(c) Transfer Taxes. Purchaser shall have prepared, executed, and filed all returns, questionnaires, applications, or other documents regarding any real property transfer tax that is required to be filed by Purchaser prior to Closing.

(d) Absence of Proceedings. There shall not be pending or threatened any Proceeding by any Governmental Entity or by any other person that has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or the Ancillary Agreements or seeking to obtain from Seller or any of its subsidiaries in connection with the Acquisition any damages that are material in relation to Seller and its subsidiaries taken as whole.

(e) Effectiveness of Registration Statement. The Registration Statement shall have been declared effective by the SEC.

(f) Interim Water Rights Agreement. Purchaser and Seller shall have executed and delivered the Interim Water Rights Agreement, in form and substance that is satisfactory to the parties.

(g) Pre-Closing Lease. Purchaser shall have made all rental payments required pursuant to the Pre-Closing Lease.

SECTION 6.04 Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur.

SECTION 6.05 Effect of Certain Waivers of Closing Conditions. If prior to the Closing any party (the "waiving party") has knowledge of any breach by any other party of any representation, warranty, or covenant contained in this Agreement or any Ancillary Agreement, and such other party acknowledges in writing that the effect of such breach is a failure of any condition to the waiving party's obligations set forth in this Article VI and the waiving party proceeds with the Closing, the waiving party shall be deemed to have waived such breach and the waiving party and its successors, assigns, and affiliates shall not be entitled to be indemnified pursuant to Article VIII, to sue for damages or to assert any other right or remedy for any losses arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE VII

Termination. Amendment and Waiver

SECTION 7.01 Termination. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i) by mutual written consent of Seller and Purchaser;

(ii) by Seller if any of the conditions set forth in Sections 6.01 or 6.03 shall have become incapable of fulfillment, and shall not have been waived by Seller; or

(iii) by Purchaser if any of the conditions set forth in Sections 6.01 or 6.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser.

provided, however, that the party seeking termination pursuant to clause (ii) or (iii) is not then in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

(b) In the event of termination by Seller or Purchaser pursuant to this Section 7.01, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

(i) Purchaser shall return all documents and other material received from Seller relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to Seller,

(ii) all confidential information received by Purchaser with respect to the business of Seller shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement, and

(iii) Seller shall retain the First Deposit, Second Deposit, Third Deposit, June Extension Fee, and the Consideration Shares (each of which Purchaser acknowledges and agrees are non-refundable).

SECTION 7.02 Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 7.01, this Agreement shall become null and void and of no further force and effect. Nothing in this Section 7.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

SECTION 7.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or Seller, on the other hand, may waive compliance by the other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

ARTICLE VIII

Indemnification

SECTION 8.01 Indemnification by Seller. (a) From and after the Closing, Seller shall indemnify Purchaser and its affiliates and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and hold them harmless from, any loss, liability, claim, damage, or expense (including reasonable legal fees and expenses) ("Losses"), as incurred (payable promptly upon written request), to the extent arising from:

(i) any breach as of the Closing Date of any representation or warranty of Seller contained in Section 3.01, 3.02, 3.03, 3.04, or 3.07;

(ii) any breach of any covenant of Seller contained in this Agreement or in any Ancillary Agreement;

(iii) any Excluded Liability;

(iv) fraud; and

(v) any fees, expenses or other payments incurred or owed by Seller to any brokers, financial advisors or comparable other persons retained or employed by it in connection with the transactions contemplated by this Agreement.

(b) The maximum aggregate liability for indemnification claims payable by Seller shall be the Purchase Price.

(c) Except as otherwise specifically provided in this Agreement or in any Ancillary Agreement, Purchaser acknowledges that its sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement and the Ancillary Agreements, the Acquisition and the other transactions contemplated hereby and thereby, the Seller and its assets and liabilities (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VIII. In furtherance of the foregoing, Purchaser hereby waives, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) for damages it may have against Seller arising under or based upon this Agreement, any Ancillary Agreement, any document or certificate delivered in connection herewith, any Applicable Law (including any relating to environmental matters), common law or otherwise (except pursuant to the indemnification provisions set forth in this Section 8.01).

SECTION 8.02 Indemnification by Purchaser. From and after the Closing, Purchaser shall indemnify Seller, its affiliates, and each of their respective officers, directors, employees, stockholders, agents, and representatives against, and agrees to hold them harmless from, any Loss, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to (i) any breach as of the Closing Date of any representation or warranty of Purchaser contained in this Agreement or in any Ancillary Agreement, (ii) any breach of any covenant of Purchaser contained in this Agreement or in any Ancillary Agreement, (iii) any Assumed Liability or (iv) any fees, expenses or other payments incurred or owed by Purchaser to any brokers, financial advisors or other comparable persons retained or employed by it in connection with the transactions contemplated by this Agreement or by any Ancillary Agreement.

SECTION 8.03 Calculation of Losses. The amount of any Loss for which indemnification is provided under this Article VIII shall be net of any amounts actually recovered or recoverable by the indemnified party under insurance policies with respect to such Loss and shall be (i) increased to take account of any net Tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the

indemnified party arising from the incurrence or payment of any such Loss. In computing the amount of any such Tax cost or Tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss.

SECTION 8.04 Termination of Indemnification. The obligations to indemnify and hold harmless any party, (i) pursuant to Section 8.01(a)(i) or 8.02(i), shall terminate when the applicable representation or warranty terminates pursuant to Section 8.06 and (ii) pursuant to the other clauses of Sections 8.01 and 8.02 shall survive the Closing indefinitely; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) pursuant to Section 8.05 to the party to be providing the indemnification.

SECTION 8.05 Procedures. (a) Third Party Claims. In order for a party (the "indemnified party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim") such indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim within 10 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure and except that the indemnifying party shall not be liable for any expenses incurred during the period in which the indemnified party failed to give such notice). Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days' time after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

(b) Assumption. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that such counsel is not reasonably objected to by the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the indemnifying party)), at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the Third Party Claim as provided above). If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall

include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction, or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

(c) Other Claims. In the event any indemnified party should have a claim against any indemnifying party under Section 8.01 or 8.02 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. Subject to Sections 8.04 and 8.06, the failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 8.01 or 8.02, except to the extent that the indemnifying party demonstrates that it has been prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 10 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.01 or 8.02, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.01 or 8.02 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.

(d) Mitigation. Purchaser and Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonably efforts to mitigate or resolve any such claim or liability; provided, however, that such party shall not be required to make such efforts if they would be detrimental in any material respect to such party. In the event that Purchaser or Seller shall fall to make such commercially reasonably efforts to mitigate or resolve any claim or liability, then (unless the proviso to the foregoing sentence shall be applicable) notwithstanding anything else to the contrary contained herein, the other party

shall not be required to indemnify any person for any loss, liability, claim, damage or expense that could reasonably be expected to have been avoided if Purchaser or Seller, as the case may be, had made such efforts.

SECTION 8.06 Survival of Representations and Covenants. (a) The representations, warranties, covenants, and agreements contained in this Agreement and in any document delivered in connection herewith shall survive the Closing solely for purposes of this Article VIII as follows:

(i) the representations and warranties referred to in Section 8.01(a) shall survive for eighteen months following the Closing, except with respect to claims of fraud or intentional misrepresentation, which will survive for three (3) years following the date Purchaser either discovers or in the exercise of reasonable diligence, should have discovered, such fraud or intentional misrepresentations; and

(ii) the covenants in Article V shall survive for one (1) year following the Closing, unless another period of time is expressly provided in Article V.

SECTION 8.07 No Additional Representations. Purchaser acknowledges that it and its representatives have had a full opportunity to meet with the officers and employees of Seller to discuss the Acquired Assets. Purchaser acknowledges that (i) none of Seller or any other person has made any representation or warranty, expressed or implied, as to the Acquired Assets, or the accuracy or completeness of any information regarding the Acquired Assets furnished or made available to Purchaser and its representatives, except as expressly set forth in this Agreement, the Ancillary Agreements or the Schedules, (ii) Purchaser has not relied on any representation or warranty from Seller or any other person in determining to enter into this Agreement, except as expressly set forth in this Agreement, the Ancillary Agreements and the Schedules and (iii) none of Seller or any other person shall have or be subject to any liability to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any such information, including and any information, documents or material made available to Purchaser in any "data rooms", management presentations or in any other form in expectation of the transactions contemplated hereby. Purchaser acknowledges that, should the Closing occur, Purchaser shall acquire the Acquired Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an "as is" condition and on a "where is" basis, except as otherwise expressly set forth in this Agreement and the Ancillary Agreements.

ARTICLE IX

General Provisions

SECTION 9.01 Assignment. Other than as expressly set forth in this Article IX, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by Purchaser or Seller (including by operation of law in connection with a merger or consolidation of Purchaser or Seller) without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 9.01 shall be void.

SECTION 9.02 No Third-Party Beneficiaries. Except as provided in Article VIII and this Article IX, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 9.03 Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

SECTION 9.04 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand, email or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, upon written confirmation of receipt when so delivered by email, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service) received, as follows:

(i) if to Purchaser, Attention: with a copy to:

American Battery Technology Company
100 Washington Street, Suite 100
Reno, Nevada 89503
Attention: Bret Meich, General Counsel
Email: bmeich@batterymetals.com

with a copy (which shall not constitute notice) to:

Fennemore Craig, P.C.

7800 Rancharrah Parkway

Reno, Nevada 89511
Attention: Craig Etem
Email: cetem@fennemorelaw.com

(ii) if to Seller,

Linico Corporation
c/o Comstock Inc.
117 American Flat Road
Virginia City, Nevada 89440

Attention: Corrado DeGasperis, Executive Chairman & CEO
Email: degasperis@comstockinc.com

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
Attention: Clyde Tinnen
Email: ctinnen@foley.com

SECTION 9.05 Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any matter set forth in any provision, subprovision, section, or subsection of any Schedule shall, unless the context otherwise manifestly requires, be deemed set forth for all purposes of the Schedules. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

(b) For all purposes hereof:

"affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

"including" means including, without limitation.

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity, or other entity.

"subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such person.

SECTION 9.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. The reproduction of signatures by means of a photocopy or other electronic device (e.g., .PDF) shall be treated as though such reproductions are

executed originals and each Party covenants and agrees to provide the other Party with a copy of this Agreement bearing original signatures upon request.

SECTION 9.07 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements or the Confidentiality Agreement.

SECTION 9.08 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

SECTION 9.09 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of federal or state courts in Washoe County, Nevada, for the purposes of any suit, action, or other proceeding arising out of this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice, or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction in this Section 9.09. Each of Purchaser and Seller irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any Ancillary Agreement or the transactions contemplated hereby and thereby federal or state courts in Washoe County, Nevada, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 9.11 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any Ancillary Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Ancillary Agreements, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.11.

SECTION 9.12 Assignment: Third Party Beneficiary. Seller acknowledges that Purchaser may assign its rights hereunder to Bow River Capital Real Estate Fund III, LP ("Bow River"), and that Bow River would then lease the Premises to Purchaser. Seller acknowledges and agrees that in such event, all of Seller's representations, warranties, surviving obligations and indemnification obligations (subject to any limitations contained herein) would run to the benefit of Purchaser as a third-party beneficiary thereof.

SECTION 9.13 Specific Performance. Seller acknowledges that the transactions contemplated by this Agreement are unique and there is no adequate remedy at law if Seller should fail to perform any of its obligations hereunder in any material way. In addition to any other rights or remedies Purchaser may have pursuant to this Agreement, Purchaser shall have the right to obtain specific performance of the obligation of Seller hereunder.

[Signatures appear on following page]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement as of the date first written above.

LINICO CORPORATION

Name: Corrado De Gasperis
Title: Executive Chairman and President
June 30, 2023

AMERICAN BATTERY TECHNOLOGY COMPANY

Andres Meza (Jun 30, 2023 16:28 PDT)
Name: Andrés Meza
Title: COO

4858-6402-6462.10